                                                                   EXHIBIT 10.10


                                GENERAL AGREEMENT

                                     BETWEEN

                            ALLEGIANCE TELECOM, INC.

                                       AND

                            LUCENT TECHNOLOGIES INC.

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                                TABLE OF CONTENTS
                                GENERAL AGREEMENT

Section                                                                                                              Page
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
ARTICLE I         GENERAL TERMS AND CONDITIONS................................................................         1
         1.1      DEFINITIONS.................................................................................         1
         1.2      TERM OF AGREEMENT...........................................................................         4
         1.3      SCOPE.......................................................................................         4
         1.4      CUSTOMER RESPONSIBILITY.....................................................................         4
         1.5      ORDERS......................................................................................         5
         1.6      CHANGES IN CUSTOMER'S ORDERS................................................................         7
         1.7      CHANGES IN PRODUCTS.........................................................................         7
         1.8      PRICES......................................................................................         7
         1.9      INVOICES AND TERMS OF PAYMENT...............................................................         8
         1.10     PURCHASE MONEY SECURITY INTEREST............................................................        10
         1.11     TAXES.......................................................................................        11
         1.12     TRANSPORTATION AND PACKING..................................................................        11
         1.13     TITLE AND RISK OF LOSS......................................................................        11
         1.14     WARRANTY....................................................................................        11
         1.15     INFRINGEMENT AND GENERAL INDEMNITIES........................................................        14
         1.16     REMEDIES....................................................................................        16
         1.17     USE OF INFORMATION..........................................................................        17
         1.18     DOCUMENTATION...............................................................................        18
         1.19     5ESS(R)DOCUMENTATION........................................................................        18
         1.20     NOTICES.....................................................................................        18
         1.21     FORCE MAJEURE...............................................................................        19
         1.22     ASSIGNMENT..................................................................................        19
         1.23     TERMINATION OF AGREEMENT FOR BREACH.........................................................        20
         1.24     NON-SOLICITATION............................................................................        20
         1.25     INDEPENDENT CONTRACTOR......................................................................        20
         1.26     RELEASES VOID...............................................................................        21
         1.27     PUBLICITY...................................................................................        21
         1.28     CONFIDENTIALITY OF AGREEMENT................................................................        21
         1.29     AMENDMENTS..................................................................................        21
         1.30     SEVERABILITY................................................................................        21
         1.31     WAIVER......................................................................................        21
         1.32     SURVIVAL....................................................................................        22
         1.33     SECTION HEADINGS............................................................................        22
         1.34     CHOICE OF LAW...............................................................................        22
         1.35     FINANCING COMPANY...........................................................................        22
         1.36     BENEFITS OF AGREEMENT.......................................................................        22
         1.37     TESTING AND ACCEPTANCE......................................................................        23
         1.38     INSURANCE...................................................................................        23
         1.39     SUPPORT AND MAINTENANCE.....................................................................        24

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
Section                                                                                                              Page
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
ARTICLE II        PROVISIONS APPLICABLE TO LICENSED MATERIALS.................................................        24
         2.1      LICENSE FOR LICENSED MATERIALS..............................................................        24
         2.2      CHANGES IN LICENSED MATERIALS...............................................................        25
         2.3      CANCELLATION OF LICENSE.....................................................................        25
         2.4      OPTIONAL SOFTWARE FEATURES..................................................................        25
         2.5      ADDITIONAL RIGHTS IN LICENSED MATERIALS.....................................................        25
         2.6      INSTALLATION OF SOFTWARE....................................................................        26
         2.7      MODIFICATIONS BY CUSTOMER TO USER CONTROLLED
                  MODULES.....................................................................................        26
         2.8      ADDITIONAL SOFTWARE RIGHTS FOR 5ESS(R) SWITCH
                  LICENSED MATERIALS..........................................................................        26

ARTICLE III       PROVISIONS APPLICABLE TO ENGINEERING, INSTALLATION
                  AND OTHER SERVICES..........................................................................        27
         3.1      SITE REQUIREMENTS...........................................................................        27
         3.2      ADDITIONAL ITEMS TO BE PROVIDED BY CUSTOMER.................................................        28
         3.3      ITEMS TO BE FURNISHED BY SELLER.............................................................        31
                  3.3.1   ENGINEERING.........................................................................        31
                  3.3.2   INSTALLATION........................................................................        32
         3.4      ACCEPTANCE OF SERVICES......................................................................        35
         3.5      WORK OR SERVICES PERFORMED BY OTHERS........................................................        35

ARTICLE IV        ENTIRE AGREEMENT............................................................................        35
         4.1      ENTIRE AGREEMENT............................................................................        35


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This General Agreement Number LNM101697DASAT (hereinafter "GENERAL AGREEMENT" or
"AGREEMENT") is made effective as of the 16th day of October, 1997 ("EFFECTIVE DATE"), by and between Allegiance Telecom, Inc., a Delaware corporation, with offices located at 1950 Stemmons Freeway, Suite 3026, Dallas, Texas 75207 (hereinafter "CUSTOMER"), and Lucent Technologies Inc., a Delaware corporation, acting through its Network Systems Group, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974 (hereinafter "SELLER").


WHEREAS, Seller desires to supply to Customer and Customer desires to procure from Seller the Products and Services described herein, pursuant to the terms and conditions contained herein.


NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be lawfully bound agree as follows:


                                  1. ARTICLE I

                          GENERAL TERMS AND CONDITIONS


1.1         DEFINITIONS:


Capitalized terms used in this Agreement and in the Addendum shall have the meanings ascribed to them herein and therein, and shall include the following definitions:


(a) "AFFILIATE" of a corporation means its Subsidiaries, any company of which it is a Subsidiary, and other Subsidiaries of such company.


(b) "BILL AND HOLD PRODUCTS" means Products, Licensed Materials, and/or parts thereof, which the Customer requests and Seller agrees to inventory or warehouse, at a price mutually agreed to by the parties, until final delivery to the Customer.


(c) "CUSTOMER PRICE LIST" means Seller's published "Ordering and Price Guides" or other price notification releases furnished by Seller for the purpose of communicating Seller's prices or pricing related information to Customer; however, this does not include firm price quotations provided by Seller to Customer.


(d) "CUTOVER" means the verification by Seller and Customer of actual usage of an installed Product and confirmation that such Product is capable of revenue-generating service. This function occurs after Turnover and is not performed by Seller unless specifically requested by Customer and is usually covered under a separate Professional Services Agreement.


(e) "DELIVERY DATE" means the date required under this Agreement by which all deliverables ordered by Customer are to be delivered by Seller to the destination specified in the order.



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(f)      "DESIGNATED PROCESSOR" means the Product for which licenses to Use
         Licensed Materials are granted.


(g) "FIRMWARE" means a combination of (1) hardware and (2) Software represented by a pattern of bits contained in such hardware.


(h) "FIT" means physical size or mounting arrangement (e.g., electrical or mechanical connections).


(i)      "FORM" means physical shape.


(j)      "FUNCTION" means the operation the Product performs.


(k) "HAZARDOUS MATERIALS" means material designated as a "hazardous chemical substance or mixture" pursuant to Section 6 of the Toxic Substance Control Act; a "hazardous material" as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.); "hazardous substance" as defined in the Occupational Safety and Health Act Hazard Communication Standard (29 CFR 1910.1200) or as defined in the Comprehensive Governmental Response, Compensation and Liability Act, 42 U.S.C. 9601 (14), or other pollutant or contaminant.


(l) "INSTALLATION COMPLETE DATE" means the date on which OS Software or transmission systems Software is installed by Seller at the location specified in the order and determined by Seller to be ready for Use by Customer.


(m) "LICENSED MATERIALS" means the Software and Related Documentation for which licenses are granted by Seller under this Agreement; no Source Code versions of Software are included in Licensed Materials.


(n) "OS SOFTWARE" means the object code Software, for operations systems, embodied in any medium, including Firmware.


(o) "PRODUCT" means equipment hardware, and parts thereof, but the term does not mean Software whether or not such Software is part of Firmware.


(p) "RELATED DOCUMENTATION" means materials useful in connection with Software such as, but not limited to, flowcharts, logic diagrams and listings, program descriptions and Specifications.


(q) "SELLER'S STANDARD CHARGES" means Seller's applicable rates and charges for labor and materials as determined from Seller's Customer Price Lists and other pricing information provided by Seller to Customer, less any discounts applicable thereto.


(r) "SERVICES" means any engineering, installation or repair services to be performed by Seller under this Agreement, but the term "Services" does not include any services provided by the Professional Services Division of Seller's Network Systems Group unless otherwise expressly agreed to in writing by the parties.



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(s)      "SOFTWARE" means a computer program consisting of a set of logical instructions and tables of information that guide the functioning of a processor. Such program may be contained in any medium whatsoever, including hardware containing a pattern of bits, representing such program. However, the term "Software" does not mean or include such medium.


(t) "SOFTWARE UPGRADE" means the next base release of Base Software, i.e., 5E12, 5E13, etc.


(u) "SOURCE CODE" means any version of Software incorporating high-level or assembly language that generally is not directly executable by a processor.


(v) "SPECIFICATIONS" means Seller's or its vendor's technical specifications for particular Products or Software furnished hereunder.


(w)      "STANDARD ORDER INTERVAL" means the time interval, as described in
         SECTION 1.5(B) of this Agreement: (i) with respect to 5ESS(R)-2000 Products, between Seller's receipt of a Customer order and Turnover; and (ii) with respect to all other Lucent Products, between Seller's receipt of a Customer order and the Delivery Date.


(x) "STATEMENT OF WORK" (SOW) means the detailed description of the actual Services to be performed.


(y) "SUBSIDIARY" of a company means a corporation the majority of whose shares or others securities entitled to vote for election of directors is now or hereafter owned or controlled by such company either directly or indirectly, but such corporation shall be deemed to be a Subsidiary of such company only as long as such ownership or control exists.


(z) "TURNOVER" means, with respect to Products and Software to be installed by Seller, the point at which Seller has completed the installation and notifies Customer that the installation is completed and that Seller has confirmed that the installed Product and/or Software comply with the applicable Specifications. This term does not mean Cutover which is separately defined herein.


(aa) "US ONE ASSETS" means the combination of 5ESS(R)-2000 Products, Transmission and Access Products and other Lucent-manufactured or developed Products and Software that may be acquired by Customer, directly or indirectly, in connection with the US One bankruptcy.


(bb) "USE" with respect to Licensed Materials that constitute Software, means loading the Licensed Materials, or any portion thereof, into a Designated Processor for execution of the instructions and tables contained in such Licensed Materials.



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1.2         TERM OF AGREEMENT:


Subject to the terms of SECTION 1.32, the term of this Agreement ("TERM") shall commence on the Effective Date and shall continue in effect thereafter for a period of five (5) years, and following expiration of the initial five (5) year term, shall thereafter automatically renew for additional one (1) year terms, unless either party gives written notice of termination to the other party at least sixty (60) calendar days prior to the expiration of the then-current term.


1.3         SCOPE:


(a) The terms and conditions of this Agreement shall apply to all transactions occurring during the Term whereby Products, Licensed Materials and/or Services are provided by Seller's Network Systems Group to Customer. Except as expressly stated in this Agreement, this Agreement shall not apply to any products, licensed materials or services offered for supply by any of the following business units or divisions of Seller: Microelectronics, Consumer Products, Business Communications Systems, Network Wireless division of Network Systems Group, or the Professional Services division of Network Systems Group. By placing orders with Seller, including change and/or addition orders, or using any Products, Licensed Materials, or Services provided hereunder, Customer agrees to be bound to the terms of this Agreement. Customer understands and agrees that all Products, Licensed Materials, or Services furnished by Seller to Customer pursuant to this Agreement shall be for Customer's own internal use in the United States only. Products, Licensed Materials or Services furnished under this Agreement are not being supplied for resale and shall not be resold by Customer.


(b) All firm price quotes made by Seller to Customer shall incorporate the terms and conditions of this Agreement. Any conflicting terms and conditions of a firm price quote, signed by an authorized representative of Seller and Customer and dated after the effective date of this Agreement, will supersede the comparable terms of this Agreement.


(c) Attached hereto as EXHIBIT 2 is that certain Product Purchase Addendum One to the General Agreement Between Customer and Seller ("ADDENDUM"). The Addendum contains certain additional terms and conditions that supplement the non-conflicting terms and conditions of this Agreement with respect to Products and Licensed Materials.


1.4         CUSTOMER RESPONSIBILITY:


Customer shall, at no charge to Seller, provide Seller with such technical information, data, technical support or assistance as may reasonably be required by Seller to fulfill its obligations under this Agreement, any subordinate agreement or order. If Customer fails to provide the technical information, data, support or assistance, Seller shall be excused from performing, and shall not be in material breach of, any such obligation until such time as Customer provides the required information, data, support or assistance to Seller.



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1.5         ORDERS:


(a) All orders submitted by Customer for Products, Licensed Materials, and Services shall incorporate and be subject to the terms and conditions of this Agreement. Any order submitted pursuant to a firm price quotation shall include such firm price quotation number. All orders, including electronic orders, shall contain the information as detailed below:


         (i)      Complete and correct ship to and bill to address;


         (ii) The quantity and type of Products, Licensed Materials, and Services being ordered;


         (iii)    The price;


         (iv) The requested Delivery Date or Turnover date, as applicable, in accordance with Seller's Standard Order Interval for the Products, Licensed Materials, and Services being ordered. In the event a non-standard interval has been mutually agreed to by the parties, a reference to the specific document agreeing to the interval;


         (v) The requested completion date in accordance with Seller's Standard Order Interval for the Products, Licensed Materials, and Services being ordered;


         (vi)     Reference to this Agreement;


         (vii) If an order is for Bill and Hold Products, the phrase "Bill and Hold" must be clearly and conspicuously stated in the order.


         The requested Delivery Date of any order must be in accordance with Seller's published Standard Order Intervals in effect on the date of receipt of order by Seller. The current Standard Order Intervals are contained in SECTION 1.5(B) herein. Upon the mutual consent of the parties, which consent shall not be unreasonably withheld, Seller shall have the right to change such Standard Order Intervals, but only with respect to future orders placed by Customer. Such change shall not affect orders accepted by Seller prior to the change to the Standard Order Intervals. Electronic orders shall be binding on Customer notwithstanding the absence of a signature. All orders submitted by Customer for Products must be signed by either the President and Chief Executive Officer of Customer, the Chief Financial Officer of Customer, or their designated representatives. Seller shall not be entitled to rely upon or to enforce any order that is not authorized in accordance with the foregoing; provided, however, that Seller shall have no duty or obligation to investigate or make any inquiry with respect to the accuracy or adequacy of any such signatures and shall be entitled to act in reliance upon any and all information, documents and signatures received by Seller pursuant to this Agreement. All orders are subject to acceptance by Seller. Seller reserves the right to place any order on hold, delay shipment, and/or reject any order only in the event of a material breach by Customer of its



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         obligations under this Agreement or Customer's insufficient credit limits. Terms and conditions on Customer's purchase order which are inconsistent with the provisions of this Agreement and any pre-printed terms and conditions on Customer's purchase order shall be ineffective, void and of no force and effect. Orders shall be sent to the following address:


                  Lucent Technologies Inc.
                  Customer Service
                  6701 Roswell Road
                  Building D - 3rd Floor
                  Atlanta, GA 30328-2501


(b) If an order is for Bill and Hold Products, the phrase "Bill and Hold" must clearly and conspicuously appear on the order. In the event Customer orders Bill and Hold Products, Seller will defer final shipment of such Product(s) until the final ship date indicated on the purchase order or such final ship date as is mutually agreed between the parties provided that in no event shall Seller be obligated to hold Bill and Hold Products longer than one (1) year from the date of the applicable purchase order. Customer agrees to pay to Seller a mutually agreed monthly stocking fee for any Bill and Hold Products held beyond the final ship date indicated on the purchase order or otherwise mutually agreed date.


           SELLER'S MANUFACTURED PRODUCTS AND SOFTWARE STANDARD ORDER
                                   INTERVALS

---------------------------------------------------------------- ---------------------------------------------------------
                       PRODUCT/SOFTWARE                                          STANDARD ORDER INTERVAL
---------------------------------------------------------------- ---------------------------------------------------------
Switching Systems Products                                             Twenty Two (22) Weeks for Standard
                                                                       Configurations; Twenty Six (26) Weeks for
                                                                       Non-Standard Configurations
---------------------------------------------------------------- ---------------------------------------------------------
Central Office Power Equipment                                         Twenty Two (22) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
Growth                                                                 Eighteen (18) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
TRANSMISSION SYSTEMS PRODUCTS:
---------------------------------------------------------------- ---------------------------------------------------------
DACS-IV 2000                                                           Two (2) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
FT-2000 OC-48                                                          Two (2) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
DDM-2000 OC-3/OC-12                                                    Two (2) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
DDM-2000 FIBER REACH                                                   Two (2) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
SLC 2000 Access System                                                 One (1) Week
---------------------------------------------------------------- ---------------------------------------------------------
SLC 2000 MSDT                                                          One (1) Week
---------------------------------------------------------------- ---------------------------------------------------------
SLC Series 5 (System and Plug In)                                      Two (2) Weeks
---------------------------------------------------------------- ---------------------------------------------------------
Other Transmission Products (i.e., DDM Plus,                           One (1) Week
Repeater Cases)
---------------------------------------------------------------- ---------------------------------------------------------
Network Cable Systems Products                                         Contact Lucent Sales Person
---------------------------------------------------------------- ---------------------------------------------------------
All Other Products                                                     Contact Lucent Sales Person
---------------------------------------------------------------- ---------------------------------------------------------


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
---------------------------------------------------------------- ---------------------------------------------------------
                       PRODUCT/SOFTWARE                                          STANDARD ORDER INTERVAL
---------------------------------------------------------------- ---------------------------------------------------------
SOFTWARE:
---------------------------------------------------------------- ---------------------------------------------------------
Switching System Software                                              Same as associated Product
---------------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------
Transmission Systems Software                                          Same as associated Product
---------------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------
Operations Systems Software                                            Same as associated Product
---------------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------------- ---------------------------------------------------------
All other Software                                                     Contact Lucent Sales Person
---------------------------------------------------------------- ---------------------------------------------------------

1.6      CHANGES IN CUSTOMER'S ORDERS:


Changes by Customer to an order which has been previously accepted by Seller (a "CHANGE ORDER") are subject to acceptance by Seller. Change Orders shall be treated as a separate order and shall follow Seller's Change Order process, a copy of which is attached hereto as EXHIBIT 3. In the event Seller accepts a Change Order and such change affects Seller's ability to meet its obligations under the original order, any price (or discount, if applicable), shipment date or Services completion date quoted by Seller with respect to such original order is subject to change. Seller will provide to Customer written quotations and expected completion dates for any requested Change Orders.


1.7      CHANGES IN PRODUCTS:


Prior to shipment, Seller may at any time make changes in Products. Seller may modify the Product(s) drawings and Specifications or substitute Products of later design. Seller agrees that such modifications or substitutions will not impact upon Form, Fit, or Function under normal and proper use of the ordered Product as provided in Seller's Specifications. With respect to changes, modifications, and substitutions that do impact the Form, Fit, or Function of the ordered Product, Seller shall notify Customer in writing thirty (30) days prior to the date the changes become effective. In the event Customer objects to the change, Customer shall notify Seller within thirty (30) days from the date of notice. Upon receipt of notice, Seller shall not furnish modified Products to Customer on any orders in process.


1.8      PRICES:


(a) To the extent Customer's order is subject to a firm price quotation made by Seller, prices, fees and charges (hereinafter "PRICES") shall be as set forth in Seller's firm price quotation.


(b) Subject to any applicable discounts, and except as expressly stated in this Agreement, in all other cases, Prices shall be those contained in Seller's then-current Customer Price List. Upon thirty (30) calendar days' prior written notice to Customer, Seller shall have the right to increase the Prices set forth in its Customer Price List once annually; provided, however, that such annual increase shall in no event exceed five percent (5%) over the then-current Prices, and provided further that such cap on annual increases shall not apply to "discontinued availability" Products. Unless otherwise



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         agreed to by the parties, the requested Delivery Date or Turnover date, as applicable, specified in such order must be in accordance with Seller's Standard Order Intervals.


(c) Seller may amend its Prices, other than those subject to firm price quotations. Seller agrees that Price increases shall be in accordance with the terms specified in SECTION 1.8(B). Seller shall have the right, upon notice to Customer, to adjust Prices for cable Products only for changes in raw material prices. When Prices for cable Products contained in Seller's Customer Price List are adjusted for changes in raw material prices, Seller's new Prices will be revised effective the first day of any given month. The basis for raw material adjustments will be provided to Customer upon request.


(d) For any Services not included in the Price of the applicable Product, Seller shall invoice Customer for such Services on a monthly basis as those Services are provided to Customer. Such Services shall be rendered by Seller on a time-and-materials basis, provided that the hourly rate for such services shall in no event exceed Two Hundred Dollars ($200). Upon thirty (30) calendar days' prior written notice to Customer, Seller shall have the right to increase such service rate once annually.


(e) Seller shall provide to Customer an updated Customer Price List, in electronic form, on an annual basis.


1.9      INVOICES AND TERMS OF PAYMENT:


(a) Payment for Products, Licensed Materials and Services (including transportation charges and taxes, if applicable) will be due in accordance with the payment schedule described below. Upon Seller's acceptance of a Customer purchase order, Seller shall issue to Customer a written notice of purchase order acceptance and request for payment, and Customer thereafter shall have five (5) business days to pay to Seller, by EFT, twenty percent (20%) of the value of such purchase order. Subject to Seller's right to discontinue processing such order in the event Customer fails to timely pay such twenty percent (20%) amount, Seller will commence the order fulfillment process with respect to such purchase order. Seller shall issue notice of readiness for shipment and request for payment to Customer not more than two (2) weeks prior to the date on which the Products and/or Licensed Materials will be shipped by Seller, and Customer thereafter shall have five (5) business days to pay Seller, by EFT, sixty percent (60%) of the value of such purchase order. Upon receipt of the second scheduled payment, Seller will release the shipment for delivery to Customer and will provide to Customer a "record only" invoice after receipt of the second payment Such invoice will reflect the amount due and payments received through the date of the invoice. For switch Products: (i) final payment will be invoiced upon the earlier of: (x) Cutover; and (y) sixty (60) days after Turnover, provided that there are no identified deficiencies, in which case the sixty (60) day period shall be extended, on a day-by-day basis, until there are no outstanding deficiencies; and (ii) payment shall be made by Customer by EFT within five (5) days of receipt of such invoice by Customer. For



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         furnish only orders, the final payment will be invoiced upon shipment or as soon as practical thereafter, and payment is due for receipt by Seller within thirty (30) days of the date of the invoice. A sample invoice is provided in EXHIBIT 1 for informational purposes only.

--------------------------------------------------------------- ----------------------------------------------------------
                     5ESS(R)-2000 PRODUCTS                                       PERCENT OF TOTAL AMOUNT OF
                  PAYMENT MILESTONE SCHEDULE                                       PURCHASE ORDER DUE
--------------------------------------------------------------- ----------------------------------------------------------
Seller's Receipt and Acceptance of Purchase Order (Initial                                 20%
Payment)
--------------------------------------------------------------- ----------------------------------------------------------
Upon Shipment of Products (Second Payment)                                                 60%
--------------------------------------------------------------- ----------------------------------------------------------
Upon Cutover (Final Payment)                                                               20%

--------------------------------------------------------------- ----------------------------------------------------------

-------------------------------------------------------------- -------------------------------------------------------------
                TRANSMISSION/ACCESS PRODUCTS                                    PERCENT OF TOTAL AMOUNT OF
                 PAYMENTS MILESTONE SCHEDULE                                        PURCHASE ORDER DUE
-------------------------------------------------------------- -------------------------------------------------------------
Seller's  Receipt and  Acceptance of Purchase  Order (Initial                              25%
Payment)
-------------------------------------------------------------- -------------------------------------------------------------
Upon Shipment of Products                                                                  75%
-------------------------------------------------------------- -------------------------------------------------------------

(b) For Products, Licensed Materials and Services not included in SUBSECTION (A) above (including transportation charges and taxes, if applicable), Seller will invoice Customer all amounts due for Products and Licensed Materials upon shipment and all amounts due for Services upon completion of Services or, in either event, as soon as practical thereafter. Customer shall pay such invoiced amounts for receipt by Lucent within thirty (30) days of the date of the invoice. Bill and Hold Products will be invoiced by Seller upon the earlier of: (i) completion of assembly at Seller's facility; or (ii) upon stocking at Customer's designated location. Such invoice will serve as Seller's notification that Bill and Hold Products are complete and ready to be released by Customer for final shipment.


(c) Customer shall pay or cause to be paid all amounts invoiced by Seller (or amounts requested to be paid) hereunder using Electronic Funds Transfer ("EFT"). EFT payments by Customer shall be made to the following account of Seller or such other account as is subsequently designated by Seller in writing and, concurrent with the EFT payment, Customer shall fax a copy of the remittal to Seller's Manager Cash Operations at 770-750-4288.



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

                  Chase Manhattan Bank
                  New York, New York
                  Account Name:  Lucent Technologies Inc.
                  ACCT. 910144-9099
                  ABA 021000021


(d) If Customer fails to pay any invoiced amount when due, the invoiced amount, excluding any amounts disputed by Customer in good faith, will be subject to a late payment charge at the rate of one and one half percent (1-1/2%) per month, or portion thereof, of the undisputed amount due (but not to exceed the maximum lawful rate).


(e) Customer agrees to review all invoices furnished by Seller hereunder upon receipt and notify Seller of any billing discrepancies within a reasonable time from Customer's receipt of the applicable invoice. Such inquiries can be directed to Seller in writing or by telephone. Inquiries shall be made to the telephone number or, if in writing, to the address identified on the invoice.


1.10     PURCHASE MONEY SECURITY INTEREST:


Seller reserves and Customer agrees that Seller shall have a purchase money security interest in all Products and Licensed Materials supplied to Customer by Seller under this Agreement until any and all payments and charges for the applicable Products or Licensed Materials due Seller under this Agreement, including, without limitation, shipping and installation charges, are paid in full. If required by Financing Company, Seller acknowledges that Seller's purchase money security interest shall be subordinate to any security interest required by Financing Company. Seller shall have the right, at any time during the Term and without notice to Customer, to file in any state or local jurisdiction such financing statements (e.g., UCC-l financing statements) as Seller deems necessary to perfect its purchase money security interest hereunder; provided, however, that all such financing statements shall reference by purchase order number the specific purchase order to which the financing statement relates, it being expressly acknowledged by Seller that it shall have no right to file general, blanket financing statements with respect to Products and/or Licensed Materials acquired by Customer under this Agreement. In the event Seller files any financing statements, Seller promptly shall (within ten
(10) calendar days) execute and file, at Seller's sole cost and expense, termination statement(s) evidencing the discharge of such obligations upon Customer's payment of the purchase price of the applicable Products and/or Licensed Materials. If Seller fails to comply with its obligation to timely file lien termination statements as provided herein, and fails to cure such failure within forty-eight (48) hours following receipt of written notice of such failure, Customer shall have the right to take all steps necessary to remove such liens, and to deduct from any sums that may then be due or become due to Seller under this Agreement all costs including, without limitation, attorneys' fees and expenses, incurred by Customer to remove such liens. Upon request by Seller, Customer hereby agrees to timely execute all documents reasonably necessary to secure Seller's purchase money security interest including without limitation, UCC-1 or such other documents Seller deems reasonably necessary. In the event Customer fails to timely execute such documents, Customer acknowledges that Seller shall



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have the right to delay shipment of the Products/Licensed Materials that are the subject of the financing statement that Customer has failed to timely execute.


1.11     TAXES:


Customer shall be liable for all taxes and related charges, however designated, imposed upon or based upon the provision, sale, license or Use of Products, Licensed Materials or Services, excluding taxes on Seller's net income, unless Customer provides Seller with a valid tax exempt certificate. Seller's failure to collect taxes in accordance herewith shall not be deemed to be an authorization to resell Products or Services or sublicense Licensed Materials.


1.12     TRANSPORTATION AND PACKING:


Seller, in accordance with its normal practices, shall arrange for prepaid transportation to destinations in the contiguous United States and shall invoice transportation charges to Customer. Premium transportation will be used only at Customer's request. Seller shall pack Products for delivery in the contiguous United States in accordance with its standard practices for domestic shipments. Where, in order to meet Customer's requests, Seller packs Products in other than its normal manner, ships Products utilizing premium transportation or ships Products to destinations outside the contiguous United States, Customer shall pay the additional charges for such packing and transportation.


1.13     TITLE AND RISK OF LOSS:


Title to Products only and risk of loss to Products and Licensed Materials shall pass to Customer and/or Financing Company, as applicable, upon delivery to the Customer-designated delivery location or carrier set forth in the applicable order. Title to all Licensed Materials (whether or not part of Firmware) furnished by Seller, and all copies thereof made by Customer, including translations, compilations, and partial copies are, and shall remain, the property of Seller. Title to Bill and Hold Products only and risk of loss for Bill and Hold Products and Licensed Material for Bill and Hold Products shall pass to Customer upon stocking at Seller's facility or Customer's designated location, whichever occurs earlier. Customer shall notify Seller promptly of any claim with respect to loss which occurs while Seller has the risk of loss, and of which Customer has knowledge, and shall cooperate in every reasonable way to facilitate the settlement of any claim.


1.14     WARRANTY:


(a) GENERAL: Seller warrants to Customer that, during the applicable Warranty Periods set forth below: (i) Seller's manufactured Products (exclusive of Software) will be free from defects in material and workmanship and will conform to Seller's Specifications for such Products; (ii) subject to the terms of SECTION 1.14(E), Software developed by Seller will be free from those defects which prevent performance in accordance with Seller's Specifications; and (iii) Services will be performed in a workmanlike manner and in accordance with Seller standards. With respect to Products or Software or partial assembly of Products furnished by Seller, but neither manufactured by Seller nor



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         purchased by Seller pursuant to its procurement specifications ("VENDOR
         ITEMS"), Seller, to the extent permitted, does hereby assign to Customer the warranties given to Seller by its vendor(s) of such Vendor Items. In the event such warranties are not assignable to Customer by Seller, if necessary, Seller shall enforce such warranties on Customer's behalf. In addition, at Customer's request, and to the extent that registration is available, Seller shall register Customer with any and all Vendor Item vendors such that Customer is acknowledged as a support obligation and Customer can receive and obtain Vendor Item notices directly from the applicable vendor.


(b) WARRANTY PERIODS: For purposes of this Agreement the term "WARRANTY PERIOD" means the period of time listed below which, unless otherwise agreed to by the parties, commences on the date of shipment for Products installed by Customer, or, if installed by Seller, the earliest of either: (i) Acceptance by Customer; or (ii) thirty (30) days following Turnover; or (iii) Cutover. For Bill and Hold Products, the Warranty Period will commence upon the date of stocking at Seller's facility or Customer's designated location. The Warranty Period for any Product or Software (or part thereof) repaired or replaced under this
         SECTION 1.14 is the period listed in the right column below or the unexpired portion of the new Product Warranty Period, whichever is longer.


                   SELLER'S MANUFACTURED PRODUCTS AND SOFTWARE
                                 WARRANTY PERIOD

---------------------------------------------------------------- ---------------------------- -----------------------------
                                                                         BASE PERIOD                  REPAIRED
                                                                         NEW PRODUCT                  PRODUCT OR PART
---------------------------------------------------------------- ---------------------------- -----------------------------
Switching Systems Products                                               24 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
CENTRAL OFFICE POWER EQUIPMENT:
---------------------------------------------------------------- ---------------------------- -----------------------------
Associated with Switching Systems                                        24 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
Not Associated with Switching Systems                                    12 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
TRANSMISSION SYSTEMS PRODUCTS:
---------------------------------------------------------------- ---------------------------- -----------------------------
DACS-IV 2000,                                                            60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
FT-2000 OC-48                                                            60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
DDM-2000 OC-3/OC-12                                                      60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
DDM-2000 FIBER REACH                                                     60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
SLC 2000 Access System                                                   60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
SLC 2000 MSDT                                                            60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
SLC Series 5 (System and Plug In)                                        60 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
Other Transmission Products (i.e., DDM Plus                              24 Months                    6 Months
Repeater Cases)
---------------------------------------------------------------- ---------------------------- -----------------------------
Network Cable Systems Products                                           12 Months                    3 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
All Other Products                                                        2 Months                    2 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
SOFTWARE:
---------------------------------------------------------------- ---------------------------- -----------------------------
Base Software,  including  Software Upgrades (e.g.,  5ESS(R)-2000        12 Months                    6 Months
Software and all releases thereto)
---------------------------------------------------------------- ---------------------------- -----------------------------



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
---------------------------------------------------------------- ---------------------------- -----------------------------
                                                                         BASE PERIOD                  REPAIRED
                                                                         NEW PRODUCT                  PRODUCT OR PART
---------------------------------------------------------------- ---------------------------- -----------------------------
Transmission Systems Software                                            12 Months                    6 Months
---------------------------------------------------------------- ---------------------------- -----------------------------
OS Software                                                               3 Months                    1 Month
---------------------------------------------------------------- ---------------------------- -----------------------------
All Other Software                                                        3 Months                    1 Month
---------------------------------------------------------------- ---------------------------- -----------------------------

(c) WARRANTY PROCEDURES: If, under normal and proper use, a defect or non-conformity appears in Seller's manufactured Products or Software during the applicable Warranty Period and Customer promptly notifies Seller in writing of such defect or non-conformance and follows Seller's instructions regarding return of defective or non-conforming Product or Software, at Seller's sole expense, Seller will exercise its best efforts to either repair, replace or correct such Product or Software without charge at its manufacturing or repair facility as soon as possible, but in no event later than thirty (30) days following receipt of such Product or Software unless otherwise agreed to in writing by the parties. If Seller is unable to repair, replace or correct the non-conforming or defective Product or Software as provided above after exercising its best efforts to do so, Seller shall provide a refund or credit to Customer of the original purchase price or license fee paid by Customer for the non-conforming or defective Product or Software. If engineering or installation Services prove not to be performed as warranted within a six (6) month period commencing on the date of completion of the Services, Seller, at Customer's option and at Seller's sole expense, either: (i) will correct the defect or non-conforming Services; or (ii) render a full or pro-rated refund or credit based on the original charges for the Services. No Product or Software will be accepted for repair or replacement without the authorization of and in accordance with instructions of Seller. Removal and reinstallation expenses as well as transportation expenses associated with returning such Product or Software to Seller shall be borne by Customer. After Seller repairs such Product or Software or acquires a replacement Product or Software, Seller shall pay the costs of transportation of the repaired or replacement Product or Software to any United States destination designated by Customer. If Seller determines that the returned Product or Software is not defective and such absence of defect(s) could reasonably have been discovered by Customer, Customer shall pay Seller's costs of handling, inspecting, testing and transportation and, if applicable, travel and related expenses. In repairing or replacing any Product, part of Product, or Software medium under this warranty, Seller may use either new, remanufactured, reconditioned, refurbished or functionally equivalent Products or parts; provided, however, that such repair or replacement will not impact upon the Form, Fit or Function of the Product or Software under normal and proper use, as provided in Seller's Specifications. Replaced Products or parts shall become Seller's property.



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(d)      NON-RETURNABLE PRODUCTS: With respect to Seller's manufactured products which are not readily returnable for repair, Seller shall repair or replace the Products at Customer's site. Customer shall make the Products accessible for repair or replacement at no cost to Seller, and following such repair or replacement, Seller shall restore the site after Seller has completed its repairs or replacement. Seller shall be responsible for all costs related to the repair or replacement of the Products.


(e) EXCLUSIONS: Seller makes no warranty with respect to defective conditions or non-conformities resulting from any of the following:
         Customer's modifications, misuse, neglect, accident or abuse; improper wiring, repairing, splicing, alteration, installation, storage or maintenance; use in a manner not in accordance with Seller's or its vendor's Specifications, or operating instructions or failure of Customer to apply previously applicable Seller's modifications or corrections. In addition, Seller makes no warranty with respect to Products which have had their serial numbers or month and year of manufacture removed, altered and with respect to expendable items, including, without limitation, fuses, light bulbs, motor brushes and the like. No warranty is made that Software will run uninterrupted or error free, and in addition Seller makes no warranty with respect to defects related to Customer's data base errors.


(f) WARRANTY OF TITLE: Seller represents and warrants that it has the full authority to license or sublicense all Licensed Materials and to sell all Products to Customer. Seller further represents and warrants that all Products shall be free and clear of all liens, claims, encumbrances and demands of third parties, except as provided for in SECTION 1.10.


(g) DATE ROLLOVER WARRANTY: Seller warrants to Customer that, during the applicable Warranty Period: (a) the Software will process all date, day and time calculations falling on or after January 1, 2000, to the extent that such Software processes day, date and time calculations; and (b) that the Software will have no adverse loss in functionality with respect to introduction of data containing dates falling on or after January 1, 2000 (the foregoing is hereinafter referred to as "YEAR 2000 CAPABILITY"). Notwithstanding anything in this Section to the contrary, no warranty is made that the Year 2000 Capability warranty will make the Software be compatible with any other third party software or hardware used by Customer.


(h) THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER'S SOLE AND EXCLUSIVE REMEDY SHALL BE SELLER'S OBLIGATION TO REPAIR, REPLACE, CREDIT, OR REFUND AS SET FORTH ABOVE IN THIS WARRANTY.


1.15     INFRINGEMENT AND GENERAL INDEMNITIES:


         (a) In the event of any claim, action, proceeding or suit by a third party against Customer alleging an infringement of any United States patent or a violation in the United States of any copyright, trademark, trade secret or other proprietary right



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                  by reason of the use, in accordance with Seller's
                  Specifications, of any Product or Licensed Materials furnished by Seller to Customer under this Agreement, Seller, at its sole expense, will indemnify, defend and hold harmless Customer, subject to the conditions and exceptions stated below. Seller will reimburse Customer for any cost, expense and attorneys' fees, incurred at Seller's written request or authorization, and will indemnify Customer against any liability assessed against Customer by final judgment on account of such infringement or violation arising out of such use.


         (b) If Customer's use shall be enjoined or in Seller's opinion is likely to be enjoined, Seller will, at Seller's sole expense, either: (1) replace the enjoined Product or Licensed Materials furnished pursuant to this Agreement with a substitute with the same Form, Fit and Function free of any infringement; (2) modify the enjoined Product or Licensed Material so that it will be free of the infringement; or (3) procure for Customer a license or other right to use the enjoined Product or Licensed Material. If none of the foregoing options are commercially practical, Seller will remove the enjoined Product or Licensed Materials, during which period Customer will transition from such Product(s) to a replacement product, and in the event of such return, Seller shall refund to Customer the depreciated value of such Product(s) based on the following depreciation schedule (commencing upon Acceptance for the applicable Product): year 1 -- 100%; year 2 -- 90%; year 3 --80%; year 4 -- 70%; year 5 -- 60%; year 6 -- 50%;
                  year 7 -- 40%; year 8 -- 30%; year 9 -- 20%; year 10 -- 10%.


         (c) Customer shall give Seller prompt written notice of all such claims, actions, proceedings or suits alleging infringement or violation and Seller shall have full and complete authority to assume the sole defense thereof, including appeals, and to settle same. Customer shall, upon Seller's request and at Seller's expense, furnish all information and assistance available to Customer and cooperate in every reasonable way to facilitate the defense and/or settlement of any such claim, action, proceeding or suit.


         (d) No undertaking of Seller under this section shall extend to any such alleged infringement or violation to the extent that it: (1) arises from adherence to design modifications, specifications, drawings, or written instructions which Seller is directed by Customer to follow, but only if such alleged infringement or violation does not reside in corresponding commercial Product or Licensed Materials of Seller's design or selection; or (2) arises from adherence to instructions to apply Customer's trademark, trade name or other company identification; or (3) relates to uses of Product or Licensed Materials provided by Seller in combinations with other product or licensed materials, furnished by third parties, which combination was not installed, recommended or otherwise approved by Seller. In the foregoing cases numbered (1) through (3), Customer will defend and save Seller harmless, subject to the same terms and conditions and exceptions stated above, with respect to Seller's rights and obligations under this section.



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         (e)      The liability of Seller and Customer with respect to any and all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any Products or Licensed Materials furnished pursuant to this Agreement shall be limited to the specific undertakings contained in this section.


         (f) Each party shall indemnify, defend and hold the other and its directors, officers, shareholders, employees, successors and assigns (collectively, the "INDEMNIFIED PARTIES") harmless from and against any and all claims of third parties, and shall pay all damages, costs and expenses, including attorneys' fees, incurred by the Indemnified Parties for bodily injury, including death, and property damage that results or arises out of a party's employees, agents or representatives' negligence or intentional acts arising out of or relating to performance or non-performance under this Agreement. This indemnity shall not be limited by reason of any insurance coverage required under this Agreement. A party's indemnity obligation under this Section shall be reduced to the extent the other party is found to have been contributorily negligent or otherwise at fault.


1.16        REMEDIES:


(a) THE PARTIES' EXCLUSIVE REMEDIES AND THE ENTIRE LIABILITY OF A PARTY, ITS AFFILIATES AND THEIR EMPLOYEES, AGENTS AND SUPPLIERS FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE OF THE OTHER PARTY OR ANY OTHER ENTITY ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, INDEMNITY, OR STRICT LIABILITY, SHALL BE AS FOLLOWS:


         (i)      FOR INFRINGEMENT--THE REMEDY SET FORTH IN THE "INFRINGEMENT"
                  SECTION;


         (ii) FOR THE NON-PERFORMANCE OF PRODUCTS, SOFTWARE, AND SERVICES DURING THE WARRANTY PERIOD--THE REMEDY SET FORTH IN THE APPLICABLE "WARRANTY" SECTION;;


         (iii) FOR TANGIBLE PROPERTY DAMAGE AND PERSONAL INJURY CAUSED BY SELLER'S NEGLIGENCE OR INTENTIONAL ACTS--IF APPLICABLE, THE REMEDY SET FORTH IN SECTION 1.15(F), OR THE AMOUNT OF THE PROVEN DIRECT DAMAGES; AND


         (iv) SUBJECT TO THE TERMS OF SECTION 1.16(D) BELOW, FOR EVERYTHING OTHER THAN AS SET FORTH ABOVE--THE AMOUNT OF THE PROVEN DIRECT DAMAGES, NOT TO EXCEED THE TOTAL OF ALL AMOUNTS PAID TO SELLER PURSUANT TO THIS AGREEMENT, UP TO TEN MILLION DOLLARS ($10,000,000), INCLUDING AWARDED COUNSEL FEES AND COSTS.



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(b)      SUBJECT TO THE TERMS OF SECTION 1.16(d) BELOW, NEITHER PARTY NOR THEIR
         RESPECTIVE AFFILIATES, EMPLOYEES, AGENTS AND SUPPLIERS SHALL BE LIABLE FOR ANY INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT, LICENSED MATERIALS, OR SERVICES, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, OR STRICT LIABILITY. THIS SECTION, 1.16(b) SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.


(c) EACH PARTY SHALL GIVE THE OTHER PROMPT WRITTEN NOTICE OF ANY CLAIM. ANY ACTION OR PROCEEDING AGAINST A PARTY MUST BE BROUGHT WITHIN TWENTY-FOUR
         (24) MONTHS AFTER THE CAUSE OF ACTION BECOMES KNOWN.


(d) Notwithstanding anything contained herein to the contrary, the limitation of liability provisions set forth in this SECTION 1.16 shall not apply to Seller's indemnification obligations under this Agreement.


1.17     USE OF INFORMATION:


All technical and business information in whatever form recorded which bears a legend or notice restricting its use, copying, or dissemination or, if not in tangible form, is described as being proprietary or confidential at the time of disclosure and is subsequently summarized in a writing so marked and delivered to the receiving party within thirty (30) days of disclosure to the receiving party (all hereinafter designated "INFORMATION") shall remain the property of the furnishing party. The furnishing party grants the receiving party the right to use such Information only for purposes expressly permitted in this section. Such Information: (a) shall not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (b) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed. Moreover, when Seller is the receiving party, Seller shall use such Information only for the purpose of performing under this Agreement, and when Customer is the receiving party, Customer shall use such Information only (c) to order; (d) to evaluate Seller's Products, Licensed Materials and Services; or (e) to install, operate and maintain the particular Products and Licensed Materials for which it was originally furnished. Unless the furnishing party consents in writing, such Information, except for that part, if any, which is known to the receiving party free of any confidential obligation, or which becomes generally known to the public through acts not attributable to the receiving party, shall be held in confidence by the receiving party. If Customer wants to disclose any of such Information to a third party other than direct competitors, Lucent agrees that it will negotiate in good faith with such third party the terms of a non-disclosure agreement; provided, however, that Lucent agrees that Intertech Management Group, Inc. shall have the right to have access to Lucent Information. The receiving party may disclose such Information to other persons, upon the furnishing party's prior written authorization, but solely to perform acts which this section expressly authorizes the receiving party to perform itself and further provided such other person agrees in writing (a



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copy of which writing will be provided to the furnishing party at its request)
to the same conditions respecting use of Information contained in this section and to any other reasonable conditions requested by the furnishing party.

1.18        DOCUMENTATION:


Seller shall furnish to Customer, at no additional charge, one (1) copy of the documentation for Products and/or one (1) copy of the Related Documentation for Software licensed to Customer. Such documentation shall be that which is customarily provided by Seller to its Customers at no additional charge. Such documentation shall be sufficient to enable Customer to operate and maintain such Products and Software in accordance with Seller's Specifications. Such documentation shall be provided either prior to, included with, or shortly after shipment of Products and/or Software from Seller to Customer. Additional copies of such documentation are available at prices set forth in Seller's Customer Price Lists.


1.19        5ESS(R) DOCUMENTATION:


Seller will provide to Customer at no charge one (1) copy each of the most recent text and drawing CD-ROM or one (1) login to the 5ESS(R) Switch Specifications Dial-Up Service for each new host/standalone switch site. No documentation will be provided to RSMs (Remote Site Module) or ORMs (Optical Remote Module). In addition, Seller will provide updates at no charge to the host/standalone site for a period of two (2) years following switch Turnover. After the initial two (2) year update period, Customer may purchase an update subscription at the standard subscription rate.


1.20        NOTICES:


(a) Any notice, demand or other communication (other than an order) required, or which may be given, under this Agreement shall, unless specifically otherwise provided in this Agreement, be in writing and shall be given or made by nationally recognized overnight courier service, confirmed facsimile, or certified mail, return receipt requested, and shall be addressed to the respective parties as follows:


                  If to Seller:


                  Lucent Technologies Inc.
                  Global Commercial Markets
                  5440 Millstream Road, E2N32
                  I-85 & Mt. Hope Church Road
                  Mc Leansville, North Carolina 27301
                  Attn:  Contract Manager



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                  If to Customer:


                  Allegiance Telecom, Inc.
                  1950 Stemmons Freeway
                  Suite 3026
                  Dallas, Texas  75207
                  Attn:  Chief Executive Officer


(b) Any such notice shall be effective upon receipt. Each party may change its designated representative who is to receive communications and notices and/or the applicable address for such communications and notices by giving notice thereof to the other party as provided herein.


1.21     FORCE MAJEURE:


Except for payment obligations, neither party shall be held responsible for any delay or failure in performance to the extent that such delay or failure is caused by fires, embargoes, explosions, earthquakes, floods, wars, water, the elements, government requirements, civil or military authorities, acts of God or by the public enemy, inability to secure raw materials or transportation facilities, acts or omissions of carriers or suppliers, or other causes beyond its reasonable control. Each party agrees that it will cooperate in all reasonable respects with the other upon the occurrence of a force majeure event, it being acknowledged by the parties that continued performance hereunder is critical. If, notwithstanding such efforts, any of the above-enumerated circumstances prevent, hinder or delay performance of either party's obligations hereunder for more than forty-five (45) calendar days, the party not prevented from performing may, at its option, terminate the affected order(s) without liability or penalty as of a date specified by such party in a written notice of termination to the other party.


1.22     ASSIGNMENT:


Except as provided in this section, neither party shall assign this Agreement or any right or interest under this Agreement, nor subcontract or delegate any work or obligation to be performed under this Agreement (an "ASSIGNMENT") without the other party's prior written consent. Any attempted assignment in contravention of the foregoing shall be void and ineffective. Notwithstanding the foregoing, each party shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time upon notice to the other party, to any present or future "AFFILIATE" of the party or to any combination of Affiliates, provided the assignor remains responsible for the assignee's obligations, the assignee acknowledges to the non-assigning party its obligations under the Agreement, and such assignee is not engaged in the manufacture of telecommunications equipment in direct competition with Seller. Such assignment or delegation shall release the assigning party from any further obligation or liability thereon. For the purposes of this section, the term "AGREEMENT" includes this Agreement, any executed Statement of Work, any subordinate agreement placed under this Agreement and any order placed under this Agreement or subordinate agreement.



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1.23        TERMINATION OF AGREEMENT FOR BREACH:


The parties acknowledge and agree that a material breach or default of the terms of this Agreement shall have occurred in the event: (a) Seller fails to achieve Turnover or the Delivery Date for a Product, as applicable, in accordance with the Standard Order Interval for such Product; provided, however, that Seller shall have a cumulative grace period of forty-five (45) calendar days during the Exclusivity Period to achieve all Delivery Dates and Turnover dates occurring during the Exclusivity Period in accordance with the Standard Order Intervals, and provided further that Seller shall not be held responsible for any Customer-caused delays; and (b) any Product fails to achieve Acceptance as set forth in SECTION 1.37. In the event either party is in material breach or default of the terms of this Agreement (excluding SUBSECTIONS (A) and (B) of this SECTION 1.23) and such breach or default continues for a period of thirty
(30) days after the receipt of written notice from the other party, then the party not in breach or default shall have the right to terminate this Agreement and/or the applicable order(s) without any charge, obligation or liability except for Products or Licensed Materials already delivered and Services already performed. In addition to the foregoing, upon a material breach of this Agreement by or with respect to Seller (including, without limitation, a material breach under SUBSECTION (a) or (b) of this SECTION 1.23), Customer shall have the right to terminate the exclusivity requirement set forth in SECTION A-1.3 of the Addendum. The party not in breach or default shall provide full cooperation to the other party in every reasonable way to facilitate the remedy of the breach or default hereunder within the applicable cure period. Notwithstanding the foregoing, but excluding the events set forth in SUBSECTIONS
(a) and (b) of this SECTION 1.23, if the nature of the material breach or default is such that it is not a payment obligation and it is incapable of cure within the foregoing thirty (30) day period, then the thirty (30) day cure period may be extended for a reasonable period of time (in no event to exceed an additional thirty (30) days), provided that the party in breach or default is proceeding diligently and in good faith to effectuate a cure.


1.24     NON-SOLICITATION:


During the term of this Agreement and for a period of one (1) year from the termination of this Agreement or a Statement of Work, the parties agree not to solicit for employment or a consulting relationship with any employee, subcontractor or consultant of the other party who is directly and actively involved with the delivery of Services under this Agreement, except upon the prior written consent of the affected party.


1.25     INDEPENDENT CONTRACTOR:


All work performed by either party under this Agreement shall be performed as an independent contractor and not as an agent of the other, and no persons furnished by the performing party shall be considered the employees or agents of the other.



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1.26        RELEASES VOID:


Neither party shall require releases or waivers of any personal rights from representatives or employees of the other in connection with visits to its premises, nor shall such parties plead such releases or waivers in any action or proceeding.


1.27     PUBLICITY:


Neither party shall issue or release for publication any articles, advertising, or publicity material relating to Products, Licensed Materials, or Services under this Agreement or mentioning or implying the name, trademarks, logos, trade name, service mark or other company identification of the other party or any of its Affiliates or any of its personnel without the prior written consent of the other party.


1.28     CONFIDENTIALITY OF AGREEMENT:


Notwithstanding the obligations contained in SECTION 1.17 (Use of Information) of this Agreement, the parties shall keep all provisions of this Agreement and any order submitted hereunder (including, without limitation, prices and pricing related information) confidential except as reasonably necessary for performance by the parties hereunder and except to the extent disclosure may be required by applicable laws or regulations, in which latter case, the party required to make such disclosure shall promptly inform the other prior to such disclosure in sufficient time to enable such other party to make known any objections it may have to such disclosure. The disclosing party shall take all reasonable steps and exercise all reasonable efforts to secure a protective order, seek confidential treatment, or otherwise assure that this Agreement and/or any order will be withheld from the public record.


1.29     AMENDMENTS:


Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties.


1.30     SEVERABILITY:


If any portion of this Agreement is found to be invalid or unenforceable, the parties agree that the remaining portions shall remain in effect. The parties further agree that in the event such invalid or unenforceable portion is an essential part of this Agreement, they will immediately begin negotiations for a replacement.


1.31     WAIVER:


If either party fails to enforce any right or remedy available under this Agreement, that failure shall not be construed as a waiver of any right or remedy with respect to any other breach or failure by the other party.



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1.32     SURVIVAL:


The rights and obligations of the parties which by their nature would continue beyond the termination cancellation, or expiration of this Agreement, shall survive such termination, cancellation or expiration including, without limitation: (a) any of Seller's then-unexpired warranty obligations; (b) the confidentiality obligations set forth in SECTION 1.28; (c) the indemnification obligations set forth in SECTION 1.15; and (d) Seller's obligation to provide support and maintenance services for a Product for a period of three (3) years following expiration of the Standard Order Interval for such Product, as further described in the Addendum.


1.33     SECTION HEADINGS:


The section headings in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.


1.34     CHOICE OF LAW:


The construction and interpretation of, and the rights and obligations of the parties pursuant to this Agreement, shall be governed by the laws of the State of Illinois without regard to its conflict of laws provisions.


1.35     FINANCING COMPANY:


Seller acknowledges that Customer intends to obtain from a third-party financing company ("FINANCING COMPANY") acquisition financing for some or all of the Products acquired by Customer from Seller under this Agreement. In the event Customer fails to obtain third party financing prior to the shipment date of the first 5ESS(R)-2000 Switch, Customer shall have the right to terminate the exclusivity commitment under SECTION A-1.3, Addendum, in which instance: (a) the discounts set forth in SECTION A-1.5, Addendum, shall automatically terminate; and (b) Customer shall have the right to cancel any outstanding purchase orders and, upon such cancellation, Customer shall receive a refund on all monies paid to Seller with respect to such cancelled purchase order(s) less engineering costs specified in the purchase order(s) that are actually incurred.


1.36     BENEFITS OF AGREEMENT:


Provided: (a) Customer guarantees an Affiliate's obligations; (b) the Affiliate acknowledges to Seller its obligations under this Agreement; and (c) the Affiliate is not engaged in the manufacture of telecommunications equipment in direct competition with Seller, Seller agrees that such Affiliate of Customer shall have the right to acquire and/or license Products and Licensed Materials from Seller in accordance with the terms set forth in this Agreement, including the Addendum.



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1.37     TESTING AND ACCEPTANCE:


The testing procedures described in this SECTION 1.37 shall apply to all switch Products acquired by Customer.


(a) PRE-TURNOVER TESTING. Upon completion of all installation activities relating to a Product, Seller shall test the Product as provided in this SECTION 1.37 to ensure that the Product operates in accordance with the applicable Specifications. Pre-Turnover testing for each Product shall consist of testing the Product components on a unit and integrated basis to ensure that all Product components operate in accordance with the applicable Specifications ("OPERATIONS TESTING").


(b) TURNOVER. In the event defects are discovered as a result of pre-Turnover testing, Seller promptly shall correct such defects. When all such defects have been corrected by Seller so that the Product operates in accordance with the applicable Specifications, Seller shall give Customer written notice that Turnover has occurred and the Product shall thereafter be available for post-Turnover testing by Customer in accordance with the terms of SUBSECTION (C) below.


(c) POST-TURNOVER TESTING. Customer or Customer's designated representative shall have a period of sixty (60) calendar days commencing on Turnover to conduct Seller-specified testing procedures: (i) Operations Testing;
         (ii) testing of the information, data and signaling flows to and from the Product and Customer's existing systems ("SYSTEM TESTING"); and
         (iii) testing the Product for the transmission, processing and switching of high-volume operational data in a production-simulated environment. Seller promptly shall correct any defects identified by Customer during such sixty (60) calendar day period.


(d) SWITCH PRODUCT ACCEPTANCE. "ACCEPTANCE" of a Switch Product shall occur only when Customer notifies Seller in writing that: (i) Cutover has occurred; and (ii) Seller has provided to Customer all deliverables relating to that Product in accordance with the terms of this Agreement and the applicable order. In the event Acceptance is not achieved within ninety (90) calendar days following commencement of the applicable post-Turnover testing period, Customer shall have the right to: (iii) continue testing the Product in accordance with the terms of this SECTION 1.37; or (iv) declare a material breach of this Agreement and, at its option, seek the rights and remedies available to it under
         SECTION 1.23.


(e) ACCEPTANCE OF NON-SWITCH PRODUCTS. Acceptance of non-switch Products shall occur upon the Delivery Date of such Product.


1.38     INSURANCE:


Seller shall maintain in effect at all times during the term of this Agreement insurance with a carrier with an A.M. Best rating of A-(XII) or better. Such insurance shall include, without limitation, worker's compensation in statutory amounts, comprehensive general liability



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(including products/completed operations coverage) and automobile insurance in amounts not less than Two and One-Half Million Dollars ($2,500,000) per occurrence and Five Million Dollars ($5,000,000) annual aggregate for all claims against all losses, claims, demands, proceedings, damages, costs, charges and expenses for injuries or damage to any person or property arising out of or in connection with this Agreement that are the result of the fault of Seller or its employees, agents or subcontractors and shall designate Customer and its Affiliates as "additional insureds." On or before the Effective Date and thereafter upon Customer's reasonable request, Seller shall provide Customer with a certificate of insurance evidencing such coverage, which shall also state that Customer shall be provided a minimum of thirty (30) calendar days' prior written notice of any proposed cancellation, expiration without renewal or proposed change in carriers or coverage.


1.39     SUPPORT AND MAINTENANCE:


During the Term, Seller shall make available to Customer support and maintenance services in accordance with Seller's standard operating practices and procedures including, without limitation, providing to Customer, at no additional cost, Class A change notices.


                                  2. ARTICLE II


                   PROVISIONS APPLICABLE TO LICENSED MATERIALS


2.1      LICENSE FOR LICENSED MATERIALS:


(a) Upon delivery of Licensed Materials pursuant to this Agreement, Seller grants to Customer a perpetual, nontransferable (except as provided in SECTION 1.22), and nonexclusive license to Use Software that constitutes Licensed Materials on a Designated Processor in the United States for its own business operations. No license is granted to Customer to Use the Licensed Materials outside the United States or to sublicense such Licensed Materials furnished by Seller. Customer shall not reverse engineer, decompile or disassemble Software furnished as object code to generate corresponding Source Code. Unless otherwise agreed in writing by Seller, Customer shall not modify Software furnished by Seller under this Agreement. If the Designated Processor becomes temporarily inoperative, Customer shall have the right to Use Software that constitutes the Licensed Materials temporarily on a backup processor until operable status is restored and processing on the backup processor is completed.


(b) Customer shall not copy Software embodied in Firmware. Except as otherwise permitted under this Agreement, Customer shall not make any copies of any other Licensed Materials except as necessary in connection with the rights granted hereunder. Customer shall reproduce and include any Seller copyright and proprietary notice on all such necessary copies of the Licensed Materials. Customer shall also mark all media containing such copies with a warning that the Licensed Materials are subject to restrictions contained in an agreement between Seller and Customer and that such Licensed Materials are the property of Seller. Customer shall maintain records of the number and location of all copies of the Licensed Materials. Customer shall take appropriate action,



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         by instruction, agreement, or otherwise, with the persons permitted access to the Licensed Materials so as to enable Customer to satisfy its obligations under this Agreement. If Customer's license is canceled or terminated, or when the Licensed Materials are no longer needed by Customer, Customer shall return all copies of such Licensed Materials to Seller or follow written disposition instructions provided by Seller.


2.2      CHANGES IN LICENSED MATERIALS:


Prior to shipment, Seller at its option may at any time modify the Specifications relating to its Licensed Materials, provided the modifications, under normal and proper Use, do not adversely affect the Use, function, or performance of the ordered Licensed Materials, as determined by Customer in its reasonable discretion. Unless otherwise agreed in writing, such substitution shall not result in any additional charges to Customer with respect to licenses for which Seller has quoted fees to Customer.


2.3      CANCELLATION OF LICENSE:


Notwithstanding any other section in this Agreement to the contrary, if Customer fails to comply with any of the material terms and conditions of this Agreement with respect to the Use of Licensed Materials, and such failure is not corrected within thirty (30) days of receipt of written notice thereof by Customer, Seller, upon written notice to Customer, may cancel any affected license for Licensed Materials without further notification.


2.4      OPTIONAL SOFTWARE FEATURES:


Software provided to Customer under this Agreement may contain optional features which are separately licensed and priced. Except for the RTU features described in SECTION A-1.11 of the Addendum, for which prior authorization is not required, customer understands and agrees that such optional features will not be activated without written authorization from Seller and Customer's payment of the appropriate license fees. If, in spite of Customer's best efforts to comply with this restriction, such features are activated, Customer agrees to so notify Seller within five (5) business days from the date of Customer's knowledge that such features were activated and to pay Seller the current license fees charged by Seller for the activated features, as well as the reasonable cost of money for the period in which such features were activated.


2.5      ADDITIONAL RIGHTS IN LICENSED MATERIALS:


(a) Upon thirty (30) days advance written notice, Customer may relocate the Software permanently to a new processor of Customer. This new processor shall then become the Designated Processor in lieu of the former Designated Processor.


(b) Customer may make and retain an archival copy of the Software for as long as such Software is relevant to Customer's operations.



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2.6      INSTALLATION OF SOFTWARE:


(a) Where Customer is responsible for Software installation, Seller's sole responsibility is to deliver the Software to Customer on or before the scheduled Delivery Date agreed to by Seller. However, if the order specifies that Seller is responsible for such installation, Seller shall deliver the Software to Customer in sufficient time for it to be installed on or before the scheduled Installation Complete Date agreed to by Seller, and Seller shall complete its installation and associated testing on or before such date.


(b) Where Customer has assumed responsibility for the installation of newly licensed Software and in the event that Customer encounters installation difficulties, at Customer's request, Seller will, at the Service Rate, provide technical assistance.


2.7      MODIFICATIONS BY CUSTOMER TO USER CONTROLLED MODULES:


Customer may add to, delete from, or modify user-controlled Software modules or menus as contemplated in the Seller's Related Documentation. Such changes or modifications, however extensive, shall not affect Seller's title to the licensed Software. Seller shall have no liability for Customer's errors in making such changes or modifications.


2.8      ADDITIONAL SOFTWARE RIGHTS FOR 5ESS(R) SWITCH LICENSED MATERIALS:


The following provisions also apply to the granting of licenses by Seller to Customer for 5ESS(R) Switch Licensed Materials.


(a) Customer may transfer its right-to-use 5ESS(R) Switch Software furnished under this Agreement without the payment of an additional right-to-use fee by transferee, except where size-sensitive units are a factor. Such transfer can be made to an end user for their own internal use and only under the following conditions:


         (i) Such software shall be used only within the United States; however, Seller will not unreasonably withhold its consent to Use outside the United States provided that, in the sole opinion of Seller, the proprietary information associated with the Use can be adequately protected and any other reasonable concerns of Seller are adequately addressed;


         (ii) Except as otherwise provided in the Agreement, the right to use such Software may be transferred only together with the 5ESS(R) Switch Product with which Customer has a right to use such Software, and such right to use the Software shall continue to be limited to Use with such Product;


         (iii) Before any such Software shall be transferred, Customer shall notify Seller of such transfer and the transferee shall have agreed in writing (a copy of which will be provided to Seller at its request) to keep such Software in confidence and to comply with corresponding conditions respecting Use of Licensed Materials as those imposed on Customer; and



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         (iv)     Within the United States, the transferee shall have the same right to Software warranty or Software maintenance for such Software as Customer, provided the transferee continues to pay the fees, if any, associated with such Software or Software maintenance.


         (v) In no event shall such transfer be made to any competitor of Seller who is in the business of manufacturing comparable systems or to any other party who presents a competitive or strategic conflict to Seller.


(b) Upon advance written notice to Seller, Customer may remove 5ESS(R) Switch Software or optional feature packages, which Customer has the right to Use under this Agreement from one Customer-owned 5ESS(R) Switch Product and relocate them to another Customer-owned 5ESS(R) Switch Product. Customer shall not be required to pay additional right-to-use fees as a result of such relocation, except where size sensitive units are a factor. Seller may charge Customer for services requested by Customer in support of such relocation. Such Software shall not be used or transferred to Customer's Affiliate that is a manufacturer of telecommunication products in direct competition with Seller.


(c) If Seller ceases to maintain a standard, supported version of Software for the 5ESS(R) Switch Product furnished pursuant to this Agreement, and these support services are not available from another entity (either working with or independently from Seller), then Seller shall furnish Customer, under a confidentiality agreement reasonably acceptable to Seller, Seller's then-existing Software Source Code, Software development programs, and associated documentation for such standard version to the extent necessary for Customer to maintain and enhance for its own use the standard version of that Software which it has the right to use under this Agreement.


                                 3. ARTICLE III


                      PROVISIONS APPLICABLE TO ENGINEERING,
                         INSTALLATION AND OTHER SERVICES



GENERAL: The provisions of this ARTICLE III shall apply to the Services ordered by Customer and furnished by Seller under this Agreement.


3.1      SITE REQUIREMENTS:


(a) Customer is solely responsible for ensuring that the installation site is compliant with any site requirements identified by Seller for the installation and/or operation of any Products, Licensed Materials, or Services furnished by Seller under this Agreement. Such site requirements shall include, without limitation, those site requirements set forth in this SECTION 3.1 below. Seller agrees to cooperate with Customer to ensure compliance with all site requirements, provided that such cooperation shall not require Seller to incur any out-of-pocket costs unless the parties expressly agree otherwise in writing.



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(b)      Customer shall be solely responsible for ensuring that the installation site complies with all applicable laws, orders, and regulations of federal, state and local governmental entities including, without limitation, those relating to environmental conditions.


(c) Notwithstanding anything contained in this Agreement to the contrary, Seller shall have no liability to Customer, its employees, agents, and customers for any delay by Seller in completion of any installation or other Service to be provided by Seller under this Agreement if such delay is attributable to the failure by Customer to comply with any site requirements or to provide any other items which are the responsibility of Customer under this ARTICLE III.


(d) The site requirements which are solely the Customer's responsibility shall include but are not limited to the following:


         (i)      Participate in a joint site survey with Seller
         (ii) Interior space clears ten feet (10') from floor to bottom of lowest obstruction
         (iii) Floor loading (minimum requirements) structural analysis always required
         (iv)     Power room 150 lb. per sq. ft
         (v)      Switch room 100 lb. per sq. ft.
         (vi) Floor thickness: in accordance with local seismic requirements for the equipment
         (vii)    Conduit access to all floors in building
         (viii)   Local exchange carrier cable available
         (ix)     Commercial electrical current
         (x)      Existing building grounding is 5 ohm or less metered
         (xi)     Battery room ventilation in accordance with local requirements
         (xii)    Fire suppression system
         (xiii)   Freight access for a 48' trailer off loading equipment.


3.2      ADDITIONAL ITEMS TO BE PROVIDED BY CUSTOMER:


(a) Customer will also be responsible for furnishing the items described in this SECTION 3.2 as required by the conditions of the particular installation or other on-site Service at no cost to Seller and such items are not included in Seller's price for the Services. Seller shall have the right to invoice Customer for any costs or expenses incurred by Seller as a result of Customer's failure to provide any of these items described in this SECTION 3.2 and all such invoices shall be paid by Customer in accordance with this Agreement; provided, however, that Seller shall only be entitled to invoice Customer for such items if such items previously were identified in writing as part of the site survey to be conducted by the parties in accordance with the requirements set forth in SECTION 3.3.2(A).


         (i) Access to Building and Work Site: Customer shall provide employees of Seller and its subcontractors free access to premises and facilities at all hours during the scheduled Service or at such other times as are requested by Seller. Customer shall obtain for Seller's employees and its subcontractors' employees any identification and clearance credentials which are necessary to enable Seller and its subcontractors to have access to the work site.



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         (ii)     Site Coordination: At Seller's request Customer shall
                  coordinate with Customer's subcontractors, property managers, Regional Bell Operating Company, Local Exchange Carrier and any other parties and tenants having rights to the work site or whose participation is necessary in order for Seller to perform the applicable Services.


         (iii) Environmental Conditions: Prior to the Services start date, Customer shall ensure that the premises will be dry and free from dust and Hazardous Materials, including but not limited to asbestos, and that the premises are in such condition as not to be injurious to Seller's or its subcontractors' employees or to the Products and Licensed Materials to be installed. Prior to Services start date and during the performance of the Services, Customer shall, if requested by Seller, provide Seller with sufficient data to assist Seller and its subcontractors in evaluating the environmental conditions at the work site (including without limitation, the presence of Hazardous Materials). The price quoted by Seller for Services does not include the cost of removal or disposal of the Hazardous Materials from the work site. Customer is responsible for the removal and disposal in accordance with applicable laws, rules and regulation of the Hazardous Materials, including but not limited to asbestos, prior to commencement of Services.


         (iv) Sensitive Equipment: Prior to the Services start date, Customer shall inform Seller of the presence of any sensitive equipment at the work site (e.g., equipment sensitive to static electricity or light).


         (v) Repairs to Buildings: Prior to the Services start date, Customer shall make such alterations and repairs to the work site as are necessary for proper installation of Products and Licensed Materials.


         (vi) Building Readiness: Prior to the Services start date, Customer shall provide extraordinary hauling and hoisting services such as rigging or crane services, if applicable, and shall arrange for traffic control, if necessary for the delivery of Products.


         (vii) Openings in Buildings: Customer shall furnish suitable openings in buildings, including, without limitation, elevators and windows as needed to allow Products to be placed in position, and shall provide necessary openings and ducts for cable and conductors in floors and walls as designated on engineering drawings furnished by Seller. Customer shall fireproof (with steel covers and as otherwise required by applicable laws, rules, regulations, and codes) all unopened paths throughout such buildings.


         (viii) Surveys: Prior to the Services start date, Customer shall provide to Seller (and, if requested by Seller, to Seller's subcontractors) surveys (describing the physical characteristics, legal limitations, and utility locations for the work site) and a legal description of the site.



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         (ix)     Electrical Current, Heat, Light, and Water: Customer shall, in amounts no less than that ordinarily furnished for similar purposes in a working office, provide electric power, run all leads to Seller's power board; provide temperature control and general illumination (regular and emergency) in rooms in which Services are to be performed or Products stored, provide exit lights; and provide water and other necessary utilities for the proper execution of Services.


         (x) Building Evacuation: Prior to the Services start date, Customer shall provide building evacuation plans in case of a fire or other emergency.


         (xi) Material Furnished by Customer: Unless expressly stated to the contrary, Seller's prices do not include costs for any Customer furnished material nor do they include any Seller charges for engineering, installation, modification, or repair Services to Customer furnished material. New or used material furnished by Customer shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new equipment. Customer assumes all responsibility for the proper functioning of such material. Customer shall also provide the necessary technical assistance and information for Seller to properly install such material.


         (xii) Floor Space and Storage Facilities: Customer shall provide, for the duration of Services, suitable and easily accessible floor space and storage facilities to permit storing of Products and other material, tools and other property of Seller and its subcontractors in close proximity to where they will be used. Where the Services are to be performed outside of a building or in a building under construction, Customer shall, in addition to the above requirements, permit or secure any necessary permission for Seller and its subcontractors to maintain at the work site, storage facilities for Products, material, tools, and equipment needed to complete the Services. As appropriate Customer shall provide Seller's and its subcontractors' personnel access to toilet facilities.


         (xiii) Easements, Permits, and Rights of Way: Customer shall secure prior to the Services start date and shall maintain for the duration of the Services all rights-of-way, easements, licenses, and permits and such other rights and approvals as are necessary to enable Seller to perform the Services including, without limitation, all construction and building permits for work to be performed at the work site and other areas ancillary to the work site such as sidewalks, streets, alleys, and highways.


         (xiv) Security Service: Customer shall provide such levels of security as are necessary to prevent admission of unauthorized persons to building and other areas where installation Services are performed and to prevent unauthorized removal of the Products and other materials. Seller will inform Customer as to which storage facilities at the work site Seller will keep locked. Such storage facilities will remain closed to Customer's building surveillance.



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         (xv)     Access to Existing Equipment: Customer shall permit Seller reasonable use of such portions of the existing equipment as are necessary for the proper completion of such tests as require coordination with existing equipment. Such use shall not interfere with Customer's normal maintenance of equipment.


         (xvi) Grounds: Customer shall provide access to suitable and isolated building ground as required for Seller's standard grounding of equipment. Where installation is performed outside or in a building under construction, Customer shall also furnish lightning protection ground.


         (xvii) Requirements for Customer Designed Circuits: Customer shall furnish information covering the proper test and readjust requirements for apparatus and shall furnish requirements for circuit performance associated with circuits designed by Customer or standard circuits modified by Customer's drawings such as alarm and environmental circuits.


         (xviii)  Cross-Connecting Main Distributing Frames and Installing Heat
                  Coils: Customer shall install such cross-connections and heat coils as are necessary in connection with the Services.


         (xix) Clearing Equipment for Modifications: Customer shall remove cross-connections, transfer service on trunks and sundry working equipment, and make other arrangements required to permit Seller to modify existing equipment.


(b)      In the event the joint site survey conducted by the parties pursuant to
         SECTION 3.3.2(A) determines that the necessary requirements are not met at the commencement of the installation of the Products and the Customer needs to arrange for alterations and/or repairs, the order will be placed on hold until such time as requirements are met. During such interval, Seller reserves the right to determine any schedule and price impacts or, to treat such Product as Bill and Hold.


3.3      ITEMS TO BE FURNISHED BY SELLER:


3.3.1    ENGINEERING:


(a) General Review: Seller will review the following items as Seller deems appropriate; switching Products (Products and Software); transmission Products (Products and Software); power/energy equipment hardware; engineering drawings; site survey; grounding of the switch; appliance outlets; front and rear aisle lighting as required; timing cables; distributing frame engineering and equipment; cable rack and hardware; stanchions; end guards auxiliary framing; existing cable holes; fiber cable protection systems.


(b) Needs Analysis: Seller will perform a needs analysis of the Telephone Equipment Order (TEO) and Customer's specified requirements to determine the equipment solution that meets those requirements.



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

(c) Records: Upon the Installation Complete Date, Seller will turn over to Customer a complete set of records. Such records include but are not limited to wiring lists, front equipment drawings, assignment drawings, and interface schematics.


3.3.2    INSTALLATION:


(a) Site Survey: Prior to the commencement of installation Services, Seller and Customer will perform a joint site survey to determine whether the installation site meets the site requirements referenced in SECTION 3.1 and whether Customer has provided the items in SECTION 3.2. Should Seller determine that the site does not comply with such site requirements or that Customer has not provided any item required under
         SECTION 3.2, Seller shall specify such deficiencies to Customer in writing. Seller and Customer shall jointly agree on a course of action to correct such deficiencies prior to the start of installation Services. During the joint site survey, Seller and Customer shall also jointly agree upon the layouts and arrangements for the Products and Licensed Materials to be installed. Upon the start of installation all changes shall be subject to additional charges.


(b) Method of Procedure: Seller shall prepare a detailed method of procedure ("MOP") and review with Customer before starting work. Customer shall review the MOP prepared by Seller and shall give Seller written acceptance of the MOP by signing a copy thereof prior to the Services start date. Any changes to the MOP requested by Customer shall be agreed upon subject to the Change Order process.


The MOP shall contain the following details:

         (i) A concise statement that covers the installation Services to be performed including the equipment that will be affected and the hours that such Services are to be performed;
         (ii)     Specific responsibilities of Seller and Customer;
         (iii) Service protection procedures that include general service protection rules and special service precautions for the specific project;
         (iv) A time and release schedule of the work operations involving working equipment and/or circuits in service;
         (v) A method of identifying equipment and cabling to ensure that the circuits are "cleared" before start of work;
         (vi) A detailed account of the work operations that the installer will follow;
         (vii) The methodology to be used to halt installation Services if trouble occurs and a general procedure to correct/resume work operations;
         (viii) Provide environmental safety concerns, if applicable; (ix) Obtain Customer signature.


(c) Warehousing, Delivery, Receipt & On-site Storage of Equipment, and General Cleaning: Seller will stage the delivery of Products. Seller's personnel will be on-site at the time the Products are delivered. Such personnel will accept the Products, unpack for inventory purposes and inspect such Products for damage. Seller promptly will resolve all shipping errors inventory discrepancies and damage issues. This function shall be performed



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

         in an area previously designated for the storage and unpacking of equipment and Product(s). Such area will be selected based on a location that minimizes movement of material and personnel through the work site. In the event storage is limited or inadequate temporary storage facilities such as trailers or containers may be required. Any fees associated with the procurement of temporary storage facilities are not included in Seller's quoted prices and shall be solely the responsibility of Customer. Materials such as plywood or masonite will be utilized as necessary, to prevent cable reels, iron work and other heavy objects from damaging floors, walls and doors. Seller shall perform general cleaning of the equipment and storage areas (e.g. clearing floors of debris, packing material, etc.) on a regular basis throughout the installation period. Rubbish shall be disposed of at Seller's expense and in compliance with local requirements.


(d) Hardware Assembly: Hardware assemblies and overhead cable rack, iron work and conduit (collectively "Components") will be delivered for specific bays and cabinets as identified in the firm price quote provided or in the applicable Statement of Work. Unless included in the SOW, additions of these components to provide access to other locations (i.e. power rooms, computer rooms, distributing frames not located with Products, or Products located on separate floors) will be specifically excluded from the installation Services. Such additions will only be included in the installation Services for an additional charge. Seller will place and secure all ordered Products in the location specified in the engineering specifications. Such activity includes but is not limited to:


         (i)      Mark and drill floors
         (ii)     Assemble and place floor-mounted Products
         (iii)    Assemble distribution frames
         (iv)     Erect frames
         (v)      Align and junction frames
         (vi)     Install end guards and covers
         (vii)    Assemble and install fiber protection ductwork
         (viii)   Mount units and apparatus
         (ix)     Place batteries
         (x) Seller will also erect supporting hardware compatible with purchased Products. Such activity includes but is not limited to:
         (xi) Fabricate and install cable racks, bars, rod or stations as identified in the applicable Statement of Work
         (xii)    Erect ladder rack and ladders
         (xiii) Open and close existing cable holes and slots. Any new cable to facilitate Products designs the responsibility of the Customer
         (xiv) Fabricate and install framing aisle lighting conduit and fittings
         (xv) In addition, Seller will place and designate connecting appliances (MDF terminal blocks, DSX panels, etc.) provided with order, such as but not limited to:
         (xvi)    Stamp and/or affix aisle, shelf and unit designations
         (xvii)   Mount and stencil terminal strips



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

         (xviii) Seller will also extend lighting, A/C circuits and grounding to include added Products if Products is ordered in job specification. Such activities include but are not limited to:
         (xix) Assemble and install lighting fixtures (xx) Install switches and receptacles


(e) Cable and Wire: For cable and wire to be installed by Seller, Seller will run, tag, and secure metallic and fiber optic cables in an unobstructed environment a maximum of one hundred (100) feet and power cables a maximum of fifty (50) feet for the Products and apparatus (this specifically excludes primary power cables, except on power equipment orders) identified in the Product order or applicable Statement of Work. Seller will wire, attach, terminate and affix all cable and wire including fiber optic cables supplied with purchased Products. This may include but is not limited to mechanical wire wrapping, soldering, crimping, plugging in of pre-terminated cables or polishing of fiber optics for purchased Product. Seller will run alarm cabling, terminate and test for the identified equipment including Customer provided environmental scan points of fire detection and door entry which are less than fifty (50) feet away and pre-terminated. Seller will verify all copper wiring placed by the Seller for continuity to detect and analyze opens, shorts, reversals, and incorrect wiring. Where pairs, quads or groupings are indicated, the grouping will be verified. Seller will ensure the functionality and integrity of all fiber directly associated with the installed Products and the fiber optic cables installed by Seller within the building structure. Seller will "dress" all cabling and wiring and provide physical protection. Seller will properly protect cables at all "break-off" locations, such as the vertical turns from the overhead cable rack to bay frame work.


(f) Testing: Specific test procedures are dependent upon the type of Product installed and are identified in the installation guide for the particular product. To ensure that technical design and performance criteria are being met, testing shall be performed by Seller to obtain an evaluation of the functional, operational, electrical and mechanical integrity of all Products installed by Seller. In general the following tests are required for all Product types furnished and installed by Seller; Seller's activities associated with testing will include, but not be limited to the following:


         (i)      Turn on and verify power to installed Products
         (ii) Load Product Software and default parameters required to conduct local unit loop-back testing to demarcation points.
         (iii) Run and connect test specific cross-connects. Remove upon completion of test(s).
         (iv) Perform all unit and system-level tests to ensure Products pass system and technician evoked diagnostics
         (v) Test functionality of circuit packs required by job, at time of original installation, within the installed unit. Testing of spares is specifically excluded and will be included only for an additional charge.
         (vi) Test functionality and integrity of Seller-installed local alarms.



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

         (vii) Resolve troubles encountered with Products purchased on order. Refer to Customer any trouble found in Customer-provided equipment.
         (viii) Maintain test logs and trouble reports and turn over to Customer.


(g) Seller will perform the following Turnover procedures for all installation Services provided by Seller:


         (i)      Inform Customer of completion of installation cycle
         (ii) Provide Customer with all drawings, invoices, logs and test results.
         (iii) Remove from Customer premises tools and scrap generated from installation effort.
         (iv)     Issue job completion notice to Customer.


3.4      ACCEPTANCE OF SERVICES:


All installation Services shall be considered complete and ready for acceptance by Customer on the later to occur of: (i) Acceptance of the Product and/or Licensed Materials to which the Services relate; and (ii) upon completion of all installation Services, including any follow-up items identified by Customer. Upon completion of the installation, Seller will submit to Customer a notice of completion or, if Customer has elected advance-turnover of subsystems, a notice of completion of advance-turnover.


3.5      WORK OR SERVICES PERFORMED BY OTHERS:


Work or services performed at the site by Customer or its other vendors or contractors shall not interfere with Seller's performance of Services. Seller shall have no responsibility or liability with respect to such work or Services performed by others. If Customer or its other vendors or contractors fail to timely complete the site readiness or if Customer's or its other vendors' or contractors' work interferes with Seller's performance, the scheduled completion date of Seller's Services under this Agreement shall be extended as necessary to compensate for such delay or interference.


                                  4. ARTICLE IV


                                ENTIRE AGREEMENT


4.1      ENTIRE AGREEMENT:


The terms and conditions contained in this General Agreement supersede all prior oral or written understandings between the parties with respect to the subject matter hereof and constitute the entire agreement between the parties with respect to such subject matter. The preprinted terms and conditions on Customer's purchase orders or Seller's sales forms are deleted, but only to the extent that such terms and conditions are inconsistent with the terms of this Agreement. The typed or handwritten provisions of an order which are consistent with the terms of this General Agreement along with the terms of this General Agreement shall constitute the entire Agreement between the parties relating to said order.



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

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) indicated.


Lucent Technologies Inc.                     Allegiance Telecom, Inc.


By: /s/ DANA CROWNE                          By: /s/ EDMUND J. ROMEO
--------------------------------                --------------------------------

Name: Dana Crowne                            Name: Edmund J. Romeo
     ---------------------------                  ------------------------------

Title: Senior Vice President and             Title: Director, Controller &
         Chief Officer                                Management
      --------------------------                   -----------------------------

Date: 10/16/97                                Date: 10/16/97
     ---------------------------                  ------------------------------



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

                                                                       EXHIBIT 1


                                    INVOICE

                                                  INVOICE NUMBER
                                                                ----------------
                                                  INVOICE DATE
                                                              ------------------
                                                  ACCOUNT NUMBER
                                                                ----------------
                                                  PAGE NUMBER
                                                             -------------------


SHIP TO:                            BILL TO:

              CUSTOMER P.O.#      LUC REFERENCE#     CUSTOMER CODE    TERMS        CONTRACT#          FOB
          -------------------   ------------------   ------------- ---------  ------------------   ----------
ITEM        LUCENT                         BILL OF                            QUANTITY  QUANTITY
 NO.        ORDER   SHIP DATE   SHIP METH  LADING#   PART NUMBER/DESCRIPTION   ORDERED   SHIPPED   UNIT PRICE     PM    TOTAL PRICE
----      --------  ---------   ---------  -------   -----------------------  --------  --------   ----------   ------  -----------
 1        J7888KK    2/2/00                              5ESS Material                      1      $25,000.00     E     $25,000.00
 2        J7888KK    2/2/00                                 Spares                          1      $ 5,000.00     E     $ 5,000.00
 3        J7888KK    2/2/00                               Engineering                              $ 2,000.00           $ 2,000.00
 4        J7888KK    2/2/00                              Installation                              $ 4,000.00           $ 4,000.00
                                                   [DELETED TRANSPORTAION]



QUESTIONS ABOUT YOUR ACCOUNT?    MAKE CHECK PAYABLE TO:       INVOICES AR PAYABLE                            SUBTOTAL   $36,000.00
CALL:                            Lucent Technologies Inc.     IN U.S. CURRENCY AND               LESS ADVANCE PAYMENT   $ 9,250.00
                                 P.O. Box 100317              OVERDUE AMOUNT SHALL                                TAX
                                 Atlanta, GA 30384-0317       BEAR INTEREST AT A REASONABLE                 TOTAL DUE   $27,750.00
REMARKS                          Attn: Accounts Receivable    RATE OR IS SUBJECT TO LATE
                                                              PAYMENT CHARGES PER AGREEMENT



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
                                    EXHIBIT 2


                                    ADDENDUM


                [DOCUMENT CONSISTING OF 6 PAGES ATTACHED HERETO]


                          PRODUCT PURCHASE ADDENDUM ONE

                                     TO THE

                                GENERAL AGREEMENT

                                     BETWEEN

                            ALLEGIANCE TELECOM, INC.

                                       AND

                            LUCENT TECHNOLOGIES INC.


This Addendum One to Contract Number LNM101697DASAT (hereafter "ADDENDUM") is made this 16th day of October, 1997 ("EFFECTIVE DATE"), by and between Allegiance Telecom, Inc., a Delaware corporation, with offices at 1950 Stemmons Freeway, Suite 3026, Dallas, TX 75207 (hereafter "CUSTOMER"), and Lucent Technologies Inc., a Delaware corporation, acting through its Network Systems group, with offices located at 600 Mountain Avenue, Murray Hill, NJ 07974 (hereafter "SELLER").

WHEREAS, Customer and Seller have entered into a General Agreement (Contract Number LNM101697DASAT) (hereafter "AGREEMENT" or "GENERAL AGREEMENT") setting forth the terms and conditions pursuant to which Seller agrees to sell and Customer agrees to buy Seller's Products, Licensed Materials and Services; and

WHEREAS, Customer and Seller desire to simultaneously enter into this Addendum to govern certain conditions relating to the purchase or license for use by Customer of Seller's 5ESS(R) Switch Products, Transmission and Access Products, and related Licensed Materials.

NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A-1.1    SCOPE OF ADDENDUM

This Addendum shall govern any purchase order placed by Customer during the Term for Seller's 5ESS(R)-2000 Products and Transmission and Access Products, and related Licensed Materials. This Addendum is issued pursuant to and incorporates the non-conflicting terms and conditions of the General Agreement. In the event of any conflict or inconsistency between the terms of this Addendum and the terms of the General Agreement, the terms of this Addendum shall prevail.

A-1.2    DEFINITIONS

For purposes of this Addendum, the definitions set forth below will apply. Other capitalized terms used in this Addendum shall have the meanings ascribed to them herein or, if not defined herein, then as defined in the Agreement.


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(a)  "5ESS(R)-2000 PRODUCTS" means the 5ESS(R)-2000 Switch, Growth and related
     Licensed Materials including, without limitation, Base Software.

(b) "5ESS(R)-2000 SWITCH" means any 5ESS(R)-2000 system containing, at a minimum, an Administrative Module (AM), Communications Module (CM), and at least one (1) switch module. Any such switch can act as a host for Optically Remote Modules ("ORMS"), Remote Switch Modules ("RSMS") and/or Extended Switch Modules ("EXMS").

(c) "BASE SOFTWARE" means the operating system and related Software, and operations, administration and maintenance features and functions, for all Seller's switch-based platforms.

(d) "EXCLUSIVITY PERIOD" means the three (3) year period following the Effective Date.

(e) "GROWTH" means any 5ESS(R)-2000 hardware or software not purchased with the associated 5ESS(R)-2000 Switch required to support the expansion of such 5ESS(R)-2000 Switch.

(f) "PERIPHERALS" means hardware and/or Software extensions added subsequent to the installation of the Initial 5ESS(R)-2000 Switch or Switch Module/Switch Module 2000.

(g) "SWITCH MODULE" means a Module Control/Time Slot Interchange Unit along with a number of Peripheral units added to an embedded 5ESS(R)-2000 Switch or to an existing Remote Switch Module site and related Software.

(h) "TOTAL PAID DIRECT PURCHASES" means all Customer purchases under this Addendum of Seller Products for which Seller has received payment, including hardware, Software, engineering, installation, training and documentation which have been purchased from Seller without the intervention of any third party, including but not limited to distributors or resellers.

(i) "TRANSMISSION AND ACCESS PRODUCTS" means a DDM-2000 OC-1 Fiber Reach Multiplexer, DDM-2000 OC3 Multiplexer, DDM-2000 OC-12 Multiplexer, SLC(R)-2000

A-1.3    CUSTOMER EXCLUSIVITY COMMITMENT

In consideration for the discounts, allowances and incentives set forth in this Addendum, except as otherwise provided herein with respect to the US One Assets, Customer agrees to directly and exclusively procure from Seller all of Customer's requirements for Class 3, 4, 5 central office switching equipment (excluding any functionality not supported by the 5ESS(R)-2000 Products) and the then-current Base Software releases for such switches during the Exclusivity Period.

In the event Seller is unable to meet its obligations to supply Products and/or related Licensed Materials within the Standard Order Interval, Customer shall have the right, at its option, to procure functionally comparable equipment and/or software from another source; provided, however, that such procurement shall not be argued or construed to constitute a waiver of any other rights and remedies Customer may have with respect to Seller's failure to supply such Products and/or related Licensed Materials within the Standard Order Interval.

If, during the Exclusivity Period: (a) Customer purchases any Class 3, 4, 5 central office switching equipment (excluding any functionality not supported by the 5ESS(R)-2000 Products) other than 5ESS-2000 Switches purchased directlY from Seller (excluding the US One Assets), or (b) Customer fails to obtain financing as provided in SECTION 1.35, AGREEMENT, and Customer elects to terminate the exclusivity commitment herein, Seller reserves the right to discontinue discounts, allowances and incentives set forth herein for all future orders placed under this Addendum and such future orders shall be priced at the applicable Price less the applicable Growth discount. Notwithstanding anything contained herein to the contrary, Customer's exclusivity obligations as described herein shall not apply to any entity that becomes an Affiliate of Customer following the Effective Date.


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Any purchase order placed pursuant to this Addendum will reference Contract
Number LMN101697DASAT to qualify for the discounts, allowances and incentives incorporated herein. The applicable merchandise class for Seller's 5ESS(R)-2000 Products, Transmission and Access Products, Power Products and related Licensed Materials shall determine the applicable discount level. Engineering and installation Services are excluded from discounted pricing in this Addendum.

A-1.4    ANNUAL FORECAST

By the first day of each calendar quarter occurring during the Term, Customer will submit in writing a current forecast of its planned purchases from Seller under this Addendum which forecasts shall include, without limitation, type, quantity and anticipated ship date. Such forecasts will be a twelve (12) month view of all prospective purchases by month and consistent with Seller's Standard Order Interval. Customer will submit such forecasts to Seller's Account Executive at the following address:

                           Mr. Robert Schewe, Account Executive
                           Lucent Technologies, Inc.
                           Room 52K09
                           2600 Warrenville Rd
                           Lisle, IL 60532-3640

Customer will designate an authorized representative to coordinate the ordering and distribution of Products and Licensed Materials and to interface with Seller's Account Executive as needed.

A-1.5    PRICING PLAN FOR 5ESS(R)-2000 SWITCHES

In consideration of the exclusivity commitments set forth in SECTION A-1.3, Seller will provide the following discounts off the applicable Price for all purchases of the following 5ESS(R)-2000 Products made by Customer directly from SelleR during the Term.

5ESS(R)-2000 DISCOUNT TABLE

----------------------------- ----------------------- --------------------------- ----------------- -----------------------
        SWITCH TYPE               INITIAL SWITCH        GROWTH SWITCH DISCOUNT     DISCOUNTS FOR        DISCOUNTS FOR
                                     DISCOUNT          DURING DISCOUNT PERIODS     SWITCH MODULES        PERIPHERALS
----------------------------- ----------------------- --------------------------- ----------------- -----------------------
5ESS(R)-2000 Switch*                   85%                       85%                    65%                  30%
----------------------------- ----------------------- --------------------------- ----------------- -----------------------
RSM/ORM/EXM                            80%                       80%                    65%                  30%
----------------------------- ----------------------- --------------------------- ----------------- -----------------------

* Customer will receive an initial credit of One-Hundred Thousand Dollars ($100,000) against the purchase price of the first switch acquired hereunder.

For each initial switch Product ordered by Customer, Customer shall be afforded the Initial Switch Discount. In addition, Customer shall be afforded Growth switch discounts during two (2) discount periods of nine (9) months each ("DISCOUNT PERIODS"). Each Discount Period will commence upon receipt by Seller of Customer's written notice. During each Discount Period, the initial Growth switch discount shall be eighty-five percent (85%) for all purchase orders for 5ESS(R)-2000 Switch Growth, and eighty percent (80%) for RSM/ORM/EXM Products. For any purchase orders not placed during the Discount Periods, the following discounts for 5ESS(R)-2000 Switch and RSM/ORM/EXM shall apply: (a) Switch modules discounts shall be sixty-five percent (65%); and (b) Peripherals discounts shall be thirty percent (30%).

5ESS-2000 Switch Software will be discounted: (a) eighty-five percent (85%) during Discount Periods, and (b) thirty percent (30%) outside of Discount Periods, provided that any Software deployed on a full network basis is eligible for an additional net twenty-five percent (25%) discount for a total discount of forty-seven and one-half percent (47.5%). Seller shall audit Customer, pursuant to SECTION A-1.11, on an annual basis and upon fourteen (14) days advance written notice to Customer.

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Seller and Customer will develop a mutually agreed upon schedule of components and standardized configurations with associated list prices and billable amounts (including ancillary equipment) which will be used as the basis for all initial switch purchase orders. It will be Seller's responsibility to maintain this unit price list and to communicate any changes or additions to Customer in the future. All information included on such unit price lists shall be consistent with the terms set forth in the Agreement including, without limitation, the terms set forth in SECTION 1.8 of the Agreement.

A-1.6    PRICING PLAN FOR SWITCH SOFTWARE RELEASES

For purposes of this section, the fees for Base Software releases shall mean the Software Right-to-Use (RTU) and Office Data Administration (ODA). During the Term, Customer's purchase of an initial 5ESS(R)-2000 Switch will include the then-current Base Software release. However, if Customer orders an initial 5ESS(R)-2000 Switch which is shipped within forty-five (45) days prior to the published general availability date of the next Base Software release, Seller will provide such Base Software release upgrade at no charge. Additional Base Software releases licensed by Customer will be at a cost of Eighty Thousand Dollars ($80,000) per initial 5ESS(R)-2000 host/standalone switch for Base Software release upgrades. Customer will be responsible for all engineering charges associated with the Base Software release upgrades furnished by Seller under this Addendum.

A-1.7    PRICING PLAN FOR TRANSMISSION AND ACCESS PRODUCTS

In consideration of the exclusivity commitments set forth in SECTION A-1.3, Seller will provide the following discounts off the applicable Price for the following Transmission and Access Products which Customer directly procures from Seller during the Term. For Transmission and Access Products not shown below, the parties will mutually agree upon an appropriate discount prior to order placement.

           TRANSMISSION AND ACCESS PRODUCTS DISCOUNT TABLE

           -------------------------------------------------------------- ---------------------------------
           TRANSMISSION SYSTEMS                                           DISCOUNT
           -------------------------------------------------------------- ---------------------------------
           DDM-2000 OC-3                                                  35%
           -------------------------------------------------------------- ---------------------------------
           DDM-2000 OC-12                                                 35%
           -------------------------------------------------------------- ---------------------------------
           DDM-2000 FIBERREACH OC-1                                       35%
           -------------------------------------------------------------- ---------------------------------
           SLC-2000 CARRIER SYSTEM
           -------------------------------------------------------------- ---------------------------------
               SLC-2000 BAYS/SHELVES                                      40%
           -------------------------------------------------------------- ---------------------------------
               SLC-2000 COMMONS                                           40%
           -------------------------------------------------------------- ---------------------------------
               SLC-2000 (POTS/SPOTS)                                      35%
           -------------------------------------------------------------- ---------------------------------
               SLC-2000 (SPECIAL CHANNEL UNITS)                           35%
           -------------------------------------------------------------- ---------------------------------
               SLC-2000 SOFTWARE                                          20%
           -------------------------------------------------------------- ---------------------------------
           SLC(R) SERIES 5 CARRIER SYSTEM
           -------------------------------------------------------------- ---------------------------------
               SLC SERIES 5 BAYS/SHELVES                                  30%
           -------------------------------------------------------------- ---------------------------------
               SLC SERIES 5 COMMONS                                       30%
           -------------------------------------------------------------- ---------------------------------
               SLC SERIES 5 (POTS/SPOTS)                                  30%
           -------------------------------------------------------------- ---------------------------------
               SLC SERIES 5 (SPECIAL CHANNEL UNITS)                       30%
           -------------------------------------------------------------- ---------------------------------
           DACSII CEF and ISX Digital Access Cross Connect                25%
           -------------------------------------------------------------- ---------------------------------
           DACS IV Digital Access Cross Connect                           30%
           -------------------------------------------------------------- ---------------------------------
           FT 2000 OC-48 Lightwave Products                               30%
           -------------------------------------------------------------- ---------------------------------
           MSDT (Multi Services Distant Terminal)                         25%
           -------------------------------------------------------------- ---------------------------------

A-1.8    5ESS(R) SWITCH TRAINING INCENTIVE

In consideration of the exclusivity commitments set forth in SECTION A-1.3, Seller will provide fifteen (15) tuition-free days of training for each 5ESS-2000 Switch host; for each RSM/ORM/EXM purchased by Customer, Seller will provide an additional six (6) tuition-free days of training. This training may be used any time during the first twelve


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(12) months after installation of the applicable switch. Customer is responsible for all associated travel and living expenses for Customer personnel. Seller, at its option, shall offer training regionally at the Dublin or Hickory Ridge Training Centers. While Seller recommends core courses from its Customer
Training Catalog, any 5ESS(R)-2000 Switch-related courses may be taken at Customer's discretion.

A-1.9    FIVE FACILITY ACCESS INCENTIVE

In consideration of the exclusivity commitments set forth in SECTION A-1.3, Seller will provide Customer access to Seller's Feature Interactive Verification Environment ("FIVE") facility in Lisle, Illinois, so that Customer may test the following: new Seller features, verification of new applications, and simulation of call scenarios. Customer may use such facility on a billable basis to integrate equipment for Customer-specific applications, subject to Seller's general agreement respecting use of that facility. Such access is given on a reservation basis. Customer agrees to be reasonable in its requests for reservations and will provide reasonable notice of any cancellation.

A-1.10   MARKETING DEVELOPMENT FUND ALLOWANCE

In consideration of the commitments set forth in SECTION A-1.3, Seller will allocate twenty-five hundredths of one percent (.25%) of Customer's Total Paid Direct Purchases for the Marketing Development Fund. This fund will be used to pay for marketing activities designated solely for Products mutually agreed by the parties prior to such funding and shall be calculated by Seller on a quarterly basis during the Term. Customer will use such funding prior to Term expiration.

A-1.11   FEATURE ACTIVATION AND RECONCILIATION

All 5ESS(R) Switch Software furnished under this Addendum will include at no additional cost a Feature Activation Counting and Reconciliation Feature. This feature will be used for the sole purpose of tracking and billing for optional RTU features which are activated by Customer. Customer agrees that it will implement such feature in each 5ESS(R) Switch office. The purpose of the implementation is to facilitate Seller's audit process of RTU features activated by Customer on an annual basis, with the cooperation of Customer. The Prices and billing terms set forth in the Agreement shall apply to the results of the annual audit. Seller agrees that records and information gathered from the annual audits will be used exclusively for the sole purpose of billing Customer for activated optional RTU features.

A-1.12   SPECIAL PROVISIONS RELATING TO US ONE ASSETS

Seller agrees that SECTION 1.14, WARRANTY, shall apply to the US One Assets, provided that the Warranty Period shall commence on the date title is transferred to Customer. In addition to the warranty set forth in SECTION 1.14, the following sections shall apply to the US One Assets:

         (a)      Section 1.4       Customer Responsibility
         (b)      Section 1.15      Infringement and General Indemnities
         (c)      Section 1.16      Remedies
         (d)      Section 1.17      Use of Information
         (e)      Section 1.21      Force Majeure
         (f)      Section 2.1       License for Licensed Materials
         (g)      Section 2.3       Cancellation of License
         (h)      Section 2.4       Optional Software Features
         (i)      Section 2.5       Additional Rights in Licensed Materials
         (j)      Section 2.8       Additional Software Rights for 5ESS(R)
                                    Switch Licensed Materials

With respect to the US One Assets, Seller agrees to provide: (k) at no cost to Customer the 5E12 Base Software generic release within ninety (90) days after Seller makes the same generally available to its customers; and (l) Customer all the pricing benefits set forth in this Agreement including without limitation, the 5ESS(R) system and Licensed Materials pricing and Growth discounts under SECTION A-1.5 of the Addendum.


SSUH2-37635-4
              Lucent Technologies/Allegiance Telecom Confidential

A-1.13   ENTIRE AGREEMENT

Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect. The terms and conditions contained in this Addendum and those non-conflicting terms and conditions of the General Agreement supersede all prior oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein. This Addendum shall not be modified or amended except by a writing signed by an authorized representative of both parties.


IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives on the date(s) indicated.

ALLEGIANCE TELECOM, INC.                     LUCENT TECHNOLOGIES INC.

By:/s/ DANA CROWNE                           By:/s/ EDMUND J. RONCO
   -----------------------------                --------------------------------
Typed Name: Dana Crowne                      Typed Name: Edmund J. Ronco
           ---------------------                        ------------------------
Title: Senior Vice President                 Title: Director, Contracting and
      --------------------------                   -----------------------------
       and Chief Engineer                           Asset Management
      --------------------------                   --------------------------
Date: 10/16/97                               Date:  10/16/97
     ---------------------------                  ------------------------------


SSUH2-37635-4
              Lucent Technologies/Allegiance Telecom Confidential

                                   EXHIBIT 3

                         SELLER'S CHANGE ORDER PROCESS


              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS



                              LUCENT TECHNOLOGIES

                           GLOBAL COMMERCIAL MARKETS





                          CHANGE ORDER CONTROL PROCESS





                PREPARED BY:  AMANDA FUQUA, KENDALL PORTERFIELD,
                              DEBORAH MARSH, AND TIM NORMAN
                         GCM PROJECT MANAGEMENT OFFICE

                          VERSION:  1.5 -MAY 14, 1997

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Document Administrator:                 PAGE 1
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS





                               TABLE OF CONTENTS


Section :

1.  Purpose/Scope
Process description
       2.1. Lucent's Roles and Responsibilities for Controlling Changes
       2.2. Individual  Roles and Responsibilities
          2.2.1. COCP Administrator
          Local Change Coordinator
          Technical Consultant
          2.2.4. Project Management
          2.2.5. Account Team, Engineering, Installation, and Customer Service
       2.2. Individual  Roles and Responsibilities
       2.3. Receive Requests
       2.4. Log Requests
       2.5. Initial Processing
       2.6. Routing Change Orders
       2.7. Processing Intervals
3. Process Flowcharts
       3.1. Details of Change Order Control Flowchart
4. Quality Records and Reporting
       4.1. Update Records
       Distribute Change Feedback
       Change Control Reporting
5.  Training Requirements
6. COCP Administrator and Local Change Director Contacts
7.  Acronyms
8. Forms
   Form A             Lucent Change Order Request Form
   Form B             Customer Change Order Request Form
   Form C              Rapid Response Form




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Document Administrator:                         PAGE 2
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS







1. PURPOSE - SCOPE

A documented and well-implemented Change Order Control Process (COCP) is necessary to control the dynamics of all project/order phases and assure mutual satisfaction for the Customer and Lucent Technologies. The COCP ensures that the integrity of the planned and approved Scopes of Work (SOW), schedules, and quotes are preserved throughout the life of the project or order. The goal of the COCP is to provide an efficient, comprehensive, and simple process that serves as a single set of methods for requesting a change, implementing a change, and notifying all parties of the result of the requested change. The scope of this process , as documented, is applicable to Project Managed jobs only.

A change involves additional and/or altered material and or services. To allow for full revenue realization, it is imperative that all changes go through the COCP. The COCP will insure that all Customer and Lucent generated changes will be analyzed, and if necessary, quoted. Any quote that results in changes to the cost and/or schedule must be approved by the customer. To ease receivable collection, reduce rework, and provide a paper trail of customer approved changes and recognized expenses, a new and/or revised purchase order must be generated by the customer for all changes after the 1st spec. has been transmitted from engineering to the factory . No additional material and/or services, billable to the customer, will be processed and/or rendered until the new and/or revised customer purchase order has been received.

Changes may include:

o Customer or Lucent originated change request that deals with changes to a scope of work, completion schedule, or the quote value.

o Change that requires rescheduling of a key milestone, possibly resulting in a change to the associated quote.

Examples:

o   Add and/or delete work and its associated quote and schedule
o Reschedule a key milestone and its associated budget to create a better plan
o   Change out one circuit pack for another of equal value
o   Order additional material already included in initial quote




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Document Administrator:                         PAGE 3
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS





All changes originated by the customer, and changes that impact the customer ( schedule and/or cost) require customer approval. The change order request form is the sole-authorized mechanism to initiate changes. Effective immediately, the COCP will be the only authorized means for initiation and processing a change order. A change order request can be submitted by anyone associated with a project/order. To initiate a change, a change order request form must be filled out completely and submitted to the Local Change Coordinator. No form will be honored unless all required information is provided.

PLEASE NOTE: CUSTOMER REQUESTED CHANGES FOR ADDITIONAL MATERIAL OR SERVICES RECEIVED AFTER THE 1ST SPECIFICATION TRANSMITS MUST BE HANDLED AS A NEW OR REVISED PO.


1.     PROCESS DESCRIPTION

The following sections describe the procedures, roles, and responsibilities necessary to support implementation of the COCP.

2.1. LUCENT'S ROLES AND RESPONSIBILITIES FOR CONTROLLING CHANGES

Lucent Technologies Project Management Operations Organization will assume ownership for receiving, distributing, and coordinating change order requests and monitoring the change order control process (Functions A. -J. from below list) until the new and/or revised Customer PO is received. The Customer Service - Order Management (CSOM) Organization will process the order as they do today (Functions K. -N. from the below list).

The responsibilities of this function include:
         A. Verification that request form is properly completed by the originator.
         B.   Confirm receipt of document from originator.
         C.   Assigning tracking control number.
         D. Distribution of request form to appropriate parties for action and approvals.
         E.   Record entry of change request in Change Log.
         F. Tracking to insure that request turnaround time is met (5 working days for a standard change request and 24 hours, or 1 day, for a "service affecting" change request).
         G. Make copies and store originals/printout of "change request" in protected file cabinet.
         H.   Maintaining Change Order Log.
         I. Notification to originator on disposition of change request (i.e., accepted, completed, or withdrawn).
         J. Track Customer Service-Asset Management (CSAM) to determine the date the change was invoiced and the date revenue was collected.



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Document Administrator:                         PAGE 4
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS



         K. Verification that a new and/or revised customer PO is received before additional material/ services are rendered.
         L. Input change order into the appropriate system for transmittal to provider.
         M. Track the process of the change request to inform all interested parties of material/ services status after transmittal to provider.
         N. Notify CSAM of the change to verify that the customer is properly invoiced.



2.2. INDIVIDUAL ROLES AND RESPONSIBILITIES

2.2.1. COCP ADMINISTRATOR

The Lucent COCP Administrator will be located in Greensboro, NC within the Project Management Operations (PMO) Organization and will have ownership of the Change Control Process and be responsible for the management of the process.


The responsibilities of this function include:
o Monitoring the flow of all Change Order Requests (From Function A-J as listed above).
o Issuing root cause reports, as required, on the status of the Change Order Control Process.
o   Maintaining Change Order Logs.
o   Coordinating the escalation process for unresolved change orders.
o   Notifying the originator when the change order is complete.
o Forwarding change order requests to Customer Service Order Management organization. Change requests received by 2:00 p.m. (Eastern) will be forwarded to CSOM on the same day; change requests received after 2:00 p.m. (Eastern) will be forwarded by 12:00 p.m. (Eastern) the following working day.
o Monitoring the process for the receipt of all revenues resulting from the change order process.

2.2.2. LOCAL CHANGE COORDINATOR

The Local Change Coordinator function will be resident in Greensboro, NC within the Project Management Operations Organization. The Local Change Coordinator
(LCC) is responsible for:

o   Notifying the originator that the Change Order Request was received.
o   If form is received electronically, printing a hard copy.
o   Reviewing all Change Order Requests to ensure the form is complete.
o Assigning a tracking number to all formal Change Order Requests (Form A) from the COCP Change Order Log.
o Forwarding the Change Order Form (Form A) to the appropriate Technical Consultant.
o Escalating change orders with unresolved issues to the COCP Administrator for disposition. Every effort should be made to resolve issues at the operating level.

TECHNICAL CONSULTANT




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Document Administrator:                         PAGE 5
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS



The technical consultant is responsible for analyzing the Request for Change to determine if the change is valid. If the Technical Consultant determines that the change request is valid, the TC is responsible for performing a detailed analysis of the change order and completing section B of Form A. The information includes but is not limited to:

   o The cost impact, schedule impact, and material analysis of the change request.
   o     Determining if the customer will be billed for the change.
   o Coordinating the flow of information from the customer, customer service, engineering, installation, project management, and the account team to gather the necessary information to complete the change.
   o Notifying the LCC if issues involving the change order are unresolved. Every effort should be made to resolve issues at the operating level.
   o Completing section B of Form A and forwarding the completed form to the LCC.

2.2.4. PROJECT MANAGEMENT

Project management will be responsible for obtaining and distributing a schedule of authorizations to support the approval of change orders and customer POs. The project manager is also responsible for :
   o     Interfacing with the customer. All customer changes go to the PM.
   o Reviewing and VALIDATING all customer generated change requests, prior to completing Form A.
   o     Completing FORM A, SECTION A. Submitting COMPLETED form to the LCC.
   o Prioritizing Changes with the TC. The appropriate TC Functional Manager should be consulted.
   o     Providing TC with schedule impact information.
   o Coordinating COCP meetings, and ensuring that ALL FUNCTIONAL AREAS are represented.
   o     Providing cost and/or schedule impact to the customer.
   o Negotiating change order with the customer. Obtaining customer approval.
   o Forwarding a copy of approved change, with the new and/or revised PO number, to LCC.


2.2.5. ACCOUNT TEAM, CUSTOMER SERVICE, ENGINEERING, AND  INSTALLATION

The account team will be responsible for obtaining and distributing a schedule of authorizations to support the approval on change orders and customer POs. It is also the responsibility of the account team, customer service, engineering, and installation to support the Technical Consultant, by providing accurate and timely information as required, to support the change order process.



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Document Administrator:                         PAGE 6
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98


                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

--------------------------------------------------------------------------------

              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS





2.3. RECEIVE REQUESTS

Anyone associated with the project/order may request a change by submitting the change order request form to the Local Change Coordinator. However, the origin of the change will determine which form must be used (Form A or Form B). Situation 1 - Customer modifies an order to add material and/or services which generates a change order request. Customer generated changes will be done via Form B. The customer will forward the change request to either the Project Manager or the Account Team, who will fill out Form A. If the Account Team fills out Form A, it is the responsibility of the Account Team to forward the change to the PM. The PM is responsible for transmitting the change request to the LCC. It is expected that, in most cases, the PM will be the recipient of the change request. Situation 2 - Lucent Technologies internally identifies that an order needs additional material and/or services which generates a change order request. Internally generated change order requests will be done via Form A. This will most commonly result from the customer providing incorrect/incomplete or site information.


Requests may include (but are not limited to) expansion and/or revision to:

   o     Material
   o     Scope of Work
   o     Specifications
   o     Performance
   o     Schedules
   o     Delivery
   o     Terms & Conditions
   o     Drawings
   o     Equipment Arrangement/Location

All requests must be in writing on the form standardized for the COCP (Form A). Copies of the Change Order Request Form must be submitted to the Local Change Coordinator. The Local Change Coordinator will check the form to ensure all the necessary information has been collected. Incomplete requests will be redirected to the originator for clarification/correction and re-submission and/or withdrawal. Completed forms will be logged and forwarded to the COCP Administrator for tracking, reporting, and root cause analysis.



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Document Administrator:                  PAGE 7
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98


                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS





2.4. LOG REQUESTS

The Change Order Request Log includes a Tracking #, Customer PO #, Lucent Order #, GS- #,Customer Key Code, Originator, Origination Date, Close Date, Description of Change, Cost Impact, Schedule Impact, Project Management District, New and/or Revised Customer PO #, New and/or Revised Lucent Order #, and Customer Approval Date. Change Order Logs will be reviewed periodically by the COCP Administrator to assure all requests are being handled in a timely manner, as well as for planning/ reporting and initiating corrective action based on change order causes.

2.5. INITIAL PROCESSING

The Local Change Coordinator shall have the following processing tasks associated with the Change Orders received:

    o    Verify that the request form is properly completed.
    o    If form is received electronically, run a hard copy printout.
    o    Assign a tracking control number and enter it on the form.
    o    Record entry in Change Order Log.
    o    Distribute form to Technical Consultant and COCP Administrator.
    o    Confirm receipt of document from originator.

2.6  ROUTING CHANGE ORDER REQUEST

For each person that the Change Order Request form is sent to for action, a specific request with the desired action and response date should be included to allow for maximum efficiency. This communication is necessary for the processing interval targets to be met.

2.7. PROCESSING INTERVALS

An interval of five business days has been established as the target to obtain an official response (closure with customer - "yes" or "no") to a normal change order request. The 5 day interval will begin from the date a valid (complete with proper authorization) change order form is received by the Local Change Coordinator .

If a change is service effecting (identified by installer) a target interval of 24 hours (1 day) will be adhered to.



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Document Administrator:                    PAGE 8
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98


                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

--------------------------------------------------------------------------------

              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS


                            GCM CHANGE ORDER CONTROL
                            FOR PROJECT MANAGED JOBS
                             VERSION 1.5 - 2/28/97

                                  [FLOW CHART]



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Document Administrator:                      PAGE 9
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98


                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS






                            GCM CHANGE ORDER CONTROL
                                ORDER MANAGEMENT
                              VERSION 1.0 5/05/97

                                  [FLOW CHART]




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Document Administrator:                         PAGE 10
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS



3.1 PROCESS FLOW

To insure Lucent Technologies Network Systems obtains revenue for sales and services in an efficient manner, the customer must receive an accurate bill capturing original and all additional approved material and/ or services. Customer Service Order Management must have a purchase order (PO) number from the customer before the Asset Management Team can render a bill for payment. The following process is designed for Lucent Technologies Network Systems to meet the objectives of serving the customer's needs on a given project and receiving accurate compensation for product and services.

   1. For Customer generated changes, the Project Manager is the primary interface with the customer. All customer generated changes must go through the PM. It is the PM's responsibility to validate the change, and complete Form A, Section A
   2. For Lucent generated change requests, the Request for Change (Form A, Section A) must be completed by the originator. The originator may be any Lucent employee associated with the project.
   3. The form is sent (handed, faxed, emailed) to the Local Change Coordinator for initial review. If the LCC determines the Request for Change is incomplete, the LCC will notify the originator. If the Request for Change is complete, the LCC will assign a tracking number, and distribute the request to the appropriate TC.
   4. The TC analyzes the change to determine if the request is a valid change. If the change is not valid, the TC notifies the LCC (returns Form A). If the TC determines that the request is a valid change, the TC analyzes the change for cost and schedule impact. The TC may require input from the AE, PM, engineering, customer service and/or installation to assess impacts. The AE/PM contacts/negotiates with the customer (if required) for authorization and signed approval of upscope in quote.
   5.    The PM notifies the LCC Coordinator of the outcome.

   a) If the Customer does not approve the change: the LCC Coordinator notifies the originator (other then the PM) of the status. The AE/PM is responsible for determining if the customer will proceed with the original order. If the customer does not proceed with the original order the AE/PM will place the order on hold, until they (AE/PM) have resolved all outstanding issues. It is the AE/PM's responsibility to notify all parties that the order is on hold.
   b) If the Customer accepts the change: AE/PM forwards revised quote to the Customer and requests a revised and/or new Purchase Order to cover the change. Customer Service Order Management must receive the new and/or revised Purchase Order, and an approved and properly authorized Change Order from the COCP Administrator.
   c) Once above information is received Customer Service Order Management begins its normal process.



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Document Administrator:                     PAGE 11
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS





4.0 QUALITY RECORDS AND REPORTING

         4.1.UPDATE RECORDS
         4.2.DISTRIBUTE CHANGES/FEEDBACK ABOUT COCP
         4.3.CHANGE CONTROL REPORTING


5. TRAINING REQUIREMENTS

Members of each team actively involved with a change order must have a working knowledge of this document.


6. COCP ADMINISTRATION AND LOCAL CHANGE COORDINATOR CONTACTS

Once the forms are completed please fax them to the Local Change Coordinator at
(910)-279-5463.  The Local Change Coordinator is Camille La Gatta.

For questions on using this process with Global Commercial Markets' Customers call the COCP Administrator, Deborah L, Marsh, at (910) 279-3218.

7.0 ACRONYMS

          AE        Account Executive
          AM        Asset Manager
          COCP      Change Order Control Process
          CTEO      Customer Telephone Equipment Order
          CSAM      Customer Service - Asset Management
          CSOM      Customer Service - Order Management
          EF&I      Engineer, Furnish, & Install
          FPQ       Firm Price Quote
          GCM       Global Commercial Markets
          LCC       Local Change Coordinator
          PO        Purchase Order
          PM        Project Manager
          PMOO      Project Management Operation Organization
          SOW       Scope of Work
          TC        Technical Consultant



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Document Administrator:                     PAGE 12
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                        Lucent Technologies Proprietary
                      Use Pursuant To Company Instructions

--------------------------------------------------------------------------------

              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS

                                    FORM A

Tracking #                                                                                          VERSION 1.4
             --------------------
Date                                                                Customer
             --------------------                                                          --------------------
Customer ECC                                                        Key Customer Code
             --------------------                                                          --------------------
===============================================================================================================
SECTION A

Date
             --------------------
Responsible Technical Consultant                             Ph                       Fax
                                  --------------------          --------------------       --------------------
Originator                                                   Ph                       Fax
                  ------------------------------------          --------------------       --------------------
LUCENT ORDER #                                               GS-9   -           -     Customer PO#
                  --------------------                             ------------------              ------------
Reason for Change Request
                           ------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Description of Services to be Performed
                                        -----------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Is Project Program Managed                          Yes                   No
Is Change Service Affecting:                        Yes                   No
Is Change for (check all that apply):       Engineering         Installation         Furnishing
Change Requested by:                           Customer               Lucent

===============================================================================================================
SECTION B
===============================================================================================================
COST IMPACT                         SCHEDULE IMPACT                        CUSTOMER
NEW QUOTE #                         (INTERVAL IN DAYS)                     INFORMATION
=================================   ====================================   ====================================
Engineering   $                     Engineering     :                                      :
=================================   ====================================   ====================================
Material      $                     Material        :                      SITE ADDRESS:   :
=================================   ====================================   ====================================
Installation  $                     Installation    :                                      :
=================================   ====================================   ====================================
Trans         $                                                                            :
=================================   ====================================   ====================================
Rental        $                                                                            :
=================================   ====================================   ====================================
Misc Svc      $                                                            REQUESTED       IMPLEMENT
=================================   ====================================   ====================================
Haul.Hoist    $                                                            DATE            :
=================================   ====================================   ====================================
Warehouse     $
=================================   ====================================   ====================================
TOTAL PRICE                                                                NEW PO #
===============================================================================================================
Will Lucent incur additional costs           :         Yes                 No
                                                                                --------------------------------
Will the Customer be billed additional costs :         Yes                 No
                                                                                --------------------------------
Change Order Distribution and Approval       :

Tech. Consultant:                                      Fax                 Date
                      -------------  --------------        -----------          --------------------------------
Project Manager                                        Fax                 Date
                      -------------  --------------        -----------          --------------------------------
Account Executive                                      Fax                 Date
                      -------------  --------------        -----------          --------------------------------
CUSTOMER APP'L :

---------------------------------------------------        -----------     -------------------------------------

---------------------------------------------------        -----------     -------------------------------------
            SIGNATURE (SIGN ABOVE)                            TITLE        DATE


ALL CHANGES SUBJECT TO TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT THE ABOVE PRICES ARE GOOD FOR____ DAYS AFTER ___/___/

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Document Administrator:              PAGE 13
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                            Lucent Technologies Proprietary
                            Use Pursuant To Company Instructions

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
              GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                          CHANGE ORDER CONTROL PROCESS





                                    FORM B
                                                                    VERSION 1.0

Lucent GCM Tracking #
                     ----------
CUSTOMER SECTION
================================================================================

Customer Name                                          GS-   9   -  -
                         ---------------------------                   ---------
Customer             PO
                         --------------
Requester                                              Date Of Request
                         ---------------------------                   ---------
Description Of Change:
                         -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reason for Change     :
                         -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
Requested Implementation Date
                              ----------
ALL CHANGES SUBJECT TO TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
================================================================================

LUCENT TECHNOLOGIES SECTION

================================================================================

Lucent Technologies Order Number:                      Date:
--------------------------------------------------------------------------------

CHANGE IMPACT

Scope:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

Schedule:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------


ESTIMATE:                              Due Date for Firm Price Quote:
            ---------
                                       Revised Quote #
                                                      --------------------------
                                       Technical Consultant
                                                            --------------------

CUSTOMER APPROVAL SECTION

Name:                                   Signature:
          ---------------------------              -----------------------------

ALL CHANGES SUBJECT TO TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
THE ABOVE PRICES ARE GOOD FOR           DAYS AFTER                /    /

================================================================================




--------------------------------------------------------------------------------
Document Administrator:              PAGE 14
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98
                                    Lucent Technologies Proprietary
                                    Use Pursuant To Company Instructions

--------------------------------------------------------------------------------

             GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                         CHANGE ORDER CONTROL PROCESS





                                    FORM C
                             RAPID RESPONSE FORM
Customer Name:                           Agreement No:
              --------------------                    --------------------------
Service Address:                         Billing Address:
                ------------------                       -----------------------

----------------------------------       ---------------------------------------
 (check one)  Change Order [ ] Addition [ ]


--------------------------------------------------------------------------------
Description of Work:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Estimated Cost Impact:
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
Estimated Schedule Impact:
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
Not to Exceed Price:
                    ---------        --------------------------
                       (Customer's Pre Work Approval)

Work Commencement Date:                 Work Completion Date:
                       --------------                        -------------------

--------------------------------------------------------------------------------
Customer hereby acknowledges that this order is either a change to the original order or is an addition to the work to which the parties have already agreed. The terms and conditions of the Agreement identified above will cover the work provided herein. Customer understands and acknowledges that the price of this work is not covered under any purchase order or included in the Agreement identified above. Customer agrees to have a purchase order issued within five business days of the signing of this order. Customer further agrees that if a properly executed purchase order is not received that this order will serve as the authorization for work and for payment. Customer certifies that he/she has the authority to authorize this work and the additional cost.

                    Lucent Technologies Inc.

By:                                    By:
   ----------------------------           ------------------------------

Name:                                  Name:
     --------------------------             ----------------------------

Title:                                 Title:
      -------------------------              ---------------------------

--------------------------------------------------------------------------------

Document Administrator:              PAGE 15
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98
                                    Lucent Technologies Proprietary
                                    Use Pursuant To Company Instructions

--------------------------------------------------------------------------------

             GLOBAL COMMERCIAL MARKETS (GCM) PROCESS DESCRIPTION
                         CHANGE ORDER CONTROL PROCESS







Date:                                   Date:
     ------------------------                -------------------------------
                                      VERSION 1.0





--------------------------------------------------------------------------------
Document Administrator:                PAGE 16
Deborah L. Marsh (910) 279-3218
Edited by T. A. Norman, D. L. Marsh                                     05/05/98

                                    Lucent Technologies Proprietary
                                    Use Pursuant To Company Instructions

--------------------------------------------------------------------------------

                           ADDENDUM NUMBER TWO TO THE
                                GENERAL AGREEMENT
                        BETWEEN ALLEGIANCE TELECOM, INC.
                          AND LUCENT TECHNOLOGIES INC.

This Addendum Two to the General Agreement (Contract Number LNM101697DASAT) (hereinafter "ADDENDUM") is made effective as of the 15th day of April, 1998 ("EFFECTIVE DATE") by and between Allegiance Telecom, Inc., a Delaware corporation, with offices located at 1950 Stemmons Freeway, Suite 3026, Dallas, Texas 75207 ("Customer"), and Lucent Technologies Inc., a Delaware corporation, with offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974, acting through its Network Systems group ("LUCENT").

        WHEREAS, Customer and Lucent entered into a General Agreement (Contract Number LNM101697DASAT) dated October 16, 1997 (hereinafter the "GENERAL AGREEMENT"), setting forth the terms and conditions pursuant to which Lucent agrees to supply and Customer agrees to procure Lucent Products, Licensed Materials and Services; and

        WHEREAS, Lucent and Customer desire to enter into this Addendum to set forth certain terms and conditions regarding the procurement and/or license by Customer of Lucent's CONNECTVU-ATP Software, Third Party Products, and related Services.

        NOW THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.1.     SCOPE OF ADDENDUM

         This Addendum shall govern any purchase order submitted by Customer to Lucent during the Term for CONNECTVU-ATP, Third Party Equipment, and Services as described in EXHIBIT B, PRICING OF CONNECTVU-ATP. Customer agrees that any such purchase orders shall be subject in all respects to the terms set forth in the General Agreement and this Addendum.

        This Addendum is issued pursuant to and incorporates the non-conflicting terms and conditions of the General Agreement. In the event of any conflict or inconsistency between the terms of this Addendum and the terms of the General Agreement, the terms of this Addendum shall prevail.

1.2.     HEADINGS DEFINITIONS

         All headings used in this Addendum are inserted for convenience only and are not intended to affect the meaning or interpretation of this Addendum or any clause. All capitalized terms not defined in this Addendum shall have the meaning ascribed to them in the General Agreement. For the purposes of this Addendum, the following definitions shall apply:

(a) "CONNECTVU-ATP" shall mean the Lucent Automated Translations and Provisioning operations system Software that automates trunking support, routing, charging, and complex services, as more fully described in the Specifications set forth in EXHIBIT A, STATEMENT OF WORK, attached hereto.


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

(b) "THIRD PARTY EQUIPMENT" and "THIRD PARTY SOFTWARE" shall mean the vendor items listed in EXHIBIT B, PRICING OF CONNECTVU-ATP, attached hereto which are available for purchase by Customer from Lucent in accordance with SECTION 1.7, THIRD PARTY EQUIPMENT AND SOFTWARE, of this Addendum.

1.3.     TERM OF ADDENDUM TWO

         This Addendum shall be effective for three (3) years after the Effective Date. The term of this Addendum shall be referred to as the "TERM". If the General Agreement terminates during the Term of this Addendum, this Addendum shall co-terminously terminate.

1.4.     SPECIFICATIONS

         Unless otherwise mutually agreed in writing between the parties prior to receipt of a purchase order by Lucent's Customer Service Department, all CONNECTVU-ATP ordered under this Addendum shall be provided in accordance with the specifications set forth in EXHIBIT A, STATEMENT OF WORK ("SPECIFICATIONS").
 .
1.5.     PRICING

         The prices, fees and charges (hereinafter "PRICES") for any CONNECTVU-ATP licensed to Customer under this Addendum and related Services shall be as set forth in EXHIBIT B, PRICING OF CONNECTVU-ATP, attached hereto. Lucent reserves the right to charge different right-to-use fees for any CONNECTVU-ATP ordered by Customer which does not conform to the Specifications as set forth in EXHIBIT A, STATEMENT OF WORK. After two (2) years following the Effective Date, upon sixty (60) days prior written notice to Customer, Lucent shall have the right to increase Prices set forth in EXHIBIT B, PRICING OF CONNECTVU-ATP, once annually; provided, however, that such annual increase shall in no event increase payments due under purchase orders already accepted by Lucent or exceed three percent (3%) over then-current Prices.

1.6.     CHANGE CONTROL PROCESS

         Set forth in EXHIBIT C attached hereto.

1.7.     THIRD PARTY EQUIPMENT AND SOFTWARE

         During the Term, Customer shall have the right to purchase from Lucent under this Addendum all or any portion of the Third Party Equipment and to license all Third Party Software from Lucent. The prices for such Third Party Equipment and the license fees for the Third Party Software shall be as quoted by Lucent at time of order receipt.

1.8.     SERVICES EXCLUDED FROM THE SCOPE OF THE ADDENDUM

        Customer acknowledges that certain products and activities associated with the installation and performance of CONNECTVU-ATP and the Third Party Equipment and Third Party Software are not being provided by Lucent under this Addendum for the Prices set forth in EXHIBIT B, PRICING CONNECTVU-ATP. These products and activities may be provided to Customer by Lucent at Customer's request for an additional price, to the extent Lucent provides such Products, Licenses Materials or Services. Excluded items include, but are not limited, to the following items:



       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

a)   Engineering, furnish and installation of Customer's packet network;

b)   Detailed engineering (switches, CONNECTVU-ATP hardware);

c)   Switch connectivity hardware (switch circuit packs, modems, shelves, etc.);

d)   LAN equipment;

e)   Systems equipment installation (switches);

f)   Software maintenance

g)   Hardware maintenance

h) Cabling, power, frame and aisle lighting, fireproofing, restorations, cross-connections;

i)   Hoisting and hauling;

j)   Transportation charges;

k)   Federal, state and local taxes;

l)   Third party software maintenance (e.g., HP-UX, Informix, Solaris);

m) Switch Generic Synchronization (- support charge for CONNECTVU-ATP to remain current with new switch generics) PRICE TERMS TO BE DISCUSSED;

n) Feature enhancements to the switch vendor's switching generic software (e.g., Lucent 5ESS(R) generics 5E11, 5E12, or NTI DMS-100/200 generics NA004, NA007) that require upgrades to CONNECTVU-ATP shall be billed separately PRICE TERMS TO BE DISCUSSED;

o)   Connection to the 5ESS switches and provision of detailed MOPs;

p)   Installation of a LAN/WAN;

q) Integration and migration of Lucent Products and/or Software with Third Party Equipment and/or Third Party Software;

r) Technical support of Lucent Products and/or Software with Third Party Equipment and/or Third Party Software; and

s)   Metasolv Interface.




       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

1.9.     ADDITIONAL FEES

         The license provided by Lucent for CONNECTVU-ATP is based on Customer's network size at the time of the Effective Date and such growth Lucent reasonably estimates. In the event of an increase in the network size in any year, including, but not limited to, increases resulting from acquisition, merger or other causes (other than increases resulting from market growth or technological change affecting all similarly situated carriers), Lucent reserves the right to require an equitable revision in payments and fees due hereunder proportional to such growth. In the event of such growth, Lucent shall provide an additional per switch incremental discount in the Pricing set forth in EXHIBIT B, PRICING OF CONNECTVU-ATP.

1.10.    INITIAL TRAINING

         Training for CONNECTVU-ATP shall be as set forth in EXHIBIT B, PRICING OF CONNECTVU-ATP.

1.11.    LICENSE FOR LICENSED MATERIALS

         ARTICLE II, "Provisions Applicable to Licensed Materials," of the General Agreement shall be applicable to the licensing of CONNECTVU-APT.

1.12     METASOLV INTERFACE PLAN WARRANTY

         Lucent represents and warrants to Customer that Lucent has provided Customer with all information, including Documentation, that will allow Customer to develop a Metasolv Interface plan. If Customer determines that additional information is needed for development of the Metasolv Interface plan, then Lucent shall provide such information to Customer at no additional cost unless such provision of information will involve a significant effort by Lucent, in which case Lucent shall provide such information to Customer at Lucent's then-prevailing rates. Customer, at its sole option, may retain Lucent or a third party to assist in developing the Metasolv Interface. If Customer retains Lucent, such Services shall be provided to Customer at an additional cost.

1.13.    YEAR 2000 WARRANTY

                  1.13.1 GENERAL. Lucent represents and warrants that, notwithstanding any other warranty provided to Customer pursuant to this Addendum or the General Agreement, that Lucent Software will be able accurately to (a) process any date-rollover event with no adverse impact on the functionality of Customer's system, including without limitation, the producing of error(s) or abnormal interruptions; (b) process date-data calculations including, without limitation, computations, comparisons, sequencing, sorts and extracts, and returns and displays date-data in a consistent manner regardless of the dates used in such date-data whether before, on, during or after January 1, 2000; (c) process any date-data computations that can be expected from Customer's system if used for its intended purpose, regardless of the date in time on which the processes are actually performed and regardless of the date-data input, whether before, on, during, or after January 1, 2000; (d) exchange date-data related information with other hardware, firmware or Software with which it interacts, provided that the interacting hardware, firmware or Software is itself capable of exchanging accurate date-data; and (e) accept and respond to two-digit year-date input in a manner that resolves any ambiguities as to the century in a defined, predetermined and appropriate manner. No date-data shall cause the Software to perform an


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY abnormally ending routine or function within the processes or generate incorrect values or invalid results. For purposes of the foregoing, a date-rollover event is defined as any transition between one calendar year and the following year including, without limitation, any time, date and day-of-the-week progressions and any regularly scheduled leap events. Date-data is defined as any data, formula, algorithm, process, input, or output, which includes, calculates or represents a date, day or time, a reference to a date, day or time, or a representation of a date, day or time. All of the foregoing functionality shall be known as "Year 2000 Capability". In the event Customer has or purchases more than one version of Lucent Software, such versions of Software, if they are intended by Lucent to interoperate, will be compatible and interoperate in such manner as to process between them, as applicable, date related data correctly as warranted herein. All of the foregoing functionality shall be known as "Year 2000 Interoperability". The foregoing sets forth an additional warranted specification for Software developed by Seller that Seller has identified as having Year 2000 Capability. The failure of such Lucent Software to meet such specification during the Year 2000 Warranty Period the representations and warranties in this SECTION 1.13, YEAR 2000 WARRANTY, shall, to the extent the Software remains then subject to warranty protection, entitle Customer to the remedies set out in this SECTION 1.13.4, SPECIAL REMEDIES.

                  1.13.2 THIRD PARTY SOFTWARE. Lucent covenants that it will timely test Lucent software with (commencing no later than June 1, 1998) any and all Third Party Software embedded in Lucent Software and all Third Party Software provided to Customer through Lucent to determine whether such Software is compatible with the warranties set forth above. Nothing in the foregoing shall be deemed to make Lucent responsible for the Year 2000 Capability or Year 2000 Interoperability of any third party software interoperating or intended to interoperate with Software developed by Lucent. Customer and or the manufacturer or other supplier of such third party software shall be responsible for such compliance and assuring the ability of such software to successfully operate while interoperating with Software developed by Lucent.

                  1.13.3 SPECIAL REMEDIES UPON BREACH OF MILLENNIUM WARRANTY. In the event of any breach of the warranties and covenants contained in this Section, in addition to any other rights and remedies that may be available to Customer under this Addendum, Lucent shall be responsible for any costs of repairing and correcting the affected Software including the cost of any software, equipment and associated repair and correction services.

1.14     ENTIRE AGREEMENT

        Except as specifically modified, amended or supplemented herein, all terms and conditions of the General Agreement shall remain in full force and effect. The terms and conditions contained in this Addendum and those non-conflicting terms and conditions of the General Agreement supersede all prior oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein. This Addendum shall not be modified or amended except by a writing signed by an authorized representative of both parties.


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

        IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives on the date(s) indicated.





ALLEGIANCE TELECOM INC.                     LUCENT TECHNOLOGIES INC.

By: /s/ DANA CROWNE                         By:
   ----------------------------------          ---------------------------------

Typed Name: DANA CROWNE                     Typed Name:
           --------------------------                  -------------------------

Title: Senior Vice President & Chief        Title:
       Engineer                                   ------------------------------
     -------------------------------

Date:                                       Date:
     --------------------------------            -------------------------------


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

                                    EXHIBIT A


                                STATEMENT OF WORK

                                     FOR AN

                           OPERATIONS SUPPORT SOLUTION

                                     BETWEEN

                            ALLEGIANCE TELECOM, INC.

                                       AND

                            LUCENT TECHNOLOGIES, INC.










       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY



TABLE OF CONTENTS
SECTION                                                                                                        PAGE
-------                                                                                                        ----
1. SCOPE.........................................................................................................10


2. PREREQUISITE MATERIALS FOR OPERATIONS SUPPORT SOLUTION........................................................10


3. DEFINITIONS...................................................................................................10


4. SOW CHANGE CONTROL............................................................................................11


5. DESCRIPTION...................................................................................................11


6. FUNCTIONAL ARCHITECTURE.......................................................................................11

   6.1 OPTIONAL FEATURES AND AVAILABILITY........................................................................13
   6.2 CONNECTIVITY REQUIREMENTS.................................................................................13

7. HARDWARE ARCHITECTURE.........................................................................................13

   7.1 ATP CENTRAL SERVER..........................................................................................
   7.2 ATP FRONT ENDS............................................................................................14
   7.3 OFF-SWITCH WORKSTATION (OSW)..............................................................................14
   7.4 PERIPHERALS...............................................................................................15
     7.4.1 ATP PRINTERS..........................................................................................15
     7.4.2 USER TERMINAL AND SUPPORTING NETWORK..................................................................15
   7.5 DATA COMMUNICATIONS NETWORK...............................................................................16

8. SOFTWARE ARCHITECTURE.........................................................................................16

   8.1 OPERATING SYSTEMS.........................................................................................16
   8.2 DATABASE..................................................................................................16
   8.3 THIRD-PARTY SOFTWARE AND LICENSES.........................................................................16

9. SYSTEM PERFORMANCE............................................................................................17

   9.1 CAPACITIES, LIMITS AND RESTRICTIONS.......................................................................17

10. PROJECT MANAGEMENT...........................................................................................18

   10.1 PROJECT MANAGEMENT ACTIVITIES AND REQUIREMENTS...........................................................18
   10.2 METHODOLOGY AND TOOLS....................................................................................19
   10.3 INITIAL SWITCH CONNECTIVITY PLAN.........................................................................19
   10.4 DOCUMENTATION............................................................................................19
   10.5 CONNECTVU-ATP TRAINING...................................................................................21
     10.5.1 CONNECTVU-ATP END USER (OS0505)......................................................................21
     10.5.2 CONNECTVU-ATP SYSTEM ADMINISTRATION (OS0504).........................................................22
     10.5.3 CONNECTVU-ATP OPERATIONS ADMINISTRATION (OS0506).....................................................23

11. DEPLOYMENT...................................................................................................24

   11.1 DELIVERY.................................................................................................24
   11.2 INSTALLATION.............................................................................................24
     11.2.1 CENTRAL/SERVERS AND WORKSTATIONS/PC(S)...............................................................24
     11.2.2 SWITCH EQUIPMENT.....................................................................................25


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

     11.2.3 COMMUNICATIONS SOFTWARE ON HOST......................................................................25
     11.2.4 COMMUNICATIONS SOFTWARE ON FRONT-END/SERVERS.........................................................26
   11.3 ACCEPTANCE TEST PLAN.....................................................................................26
   11.4 DEPLOYMENT MILESTONES....................................................................................26







       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

                            STATEMENT OF WORK FOR AN

                           OPERATIONS SUPPORT SOLUTION

                        BETWEEN ALLEGIANCE TELECOM, INC.

                          AND LUCENT TECHNOLOGIES, INC.


SCOPE

This Statement of Work ("SOW") is attached as EXHIBIT A to and made a part of that certain Addendum Two ("Addendum") to the General Agreement (Contract Number LNM101697DASAT) ("GENERAL AGREEMENT") dated October 16, 1997 between Lucent Technologies Inc. ("LUCENT") and ALLEGIANCE TELECOM, INC. ("ALLEGIANCE"). This SOW shall set forth certain information and roles and responsibilities of the parties with respect to certain Communications Software Products to be ordered by ALLEGIANCE and furnished by Lucent under the Addendum including, without limitation, the features and technical specifications for the Software packages described herein (which shall be the Specifications for such Software for purposes of the applicable Lucent warranty), the list and description of material which comprises the Communications Software Products, a project schedule governing Lucent's delivery of the Communications Software Products, and a description of the applicable acceptance tests and acceptance criteria.

PREREQUISITE MATERIALS FOR OPERATIONS SUPPORT SOLUTION

In consideration of Allegiance's intent to purchase DEP (Datakit Elimination Package), Allegiance understands that Lucent is providing a loaner Datakit to support five (5) switches and that this functionality is required as part of the Allegiance network. Any growth beyond five (5) switches will be at an extra cost to Allegiance. Ninety (90) days after declared GA of DEP, Allegiance will be required to obtain a DEP.

Ninety (90) days after declared GA of DEP, Lucent will suspend support of Datakit and require an order for DEP. Lucent/Allegiance will then negotiate a mutually agreed upon date for the removal of the Datakit and cutover to DEP on a date not to exceed 45 days from date of order.

DEFINITIONS

All capitalized terms not expressly defined in this SOW shall have the meaning ascribed to them in the Addendum.

a) "CHANGE CONTROL" means the process for updating this SOW as described in the Addendum, SECTION 1.6, CHANGE CONTROL PROCESS.

b) "CONNECTVU-ATP" (AUTOMATED TRANSLATION AND PROVISIONING) is a Communications Software Product that automates switch provisioning (memory administration) for infrastructure (Recent Change/Verify which support trunking, routing, charging, and complex services set-up) and line-side (Recent Change/Verify which support service activation for POTS, Centrex and ISDN).

c) "ECHO BACK LINKS" means the mechanism for providing RC/V success, RC fails, and RC batch messages from the 5ESS or DMS switch to CONNECTVU-ATP.


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

d) "MILESTONE" means an event that will be tracked to measure the status of the activities defined in this SOW.

e) "RECENT CHANGES/VERIFY" means the mechanism for entering and retrieving switch configuration data into/from the switch.


SOW CHANGE CONTROL

On the effective date of the Addendum, the content of the SOW will be baselined such that future changes will be requested, approved and implemented through the Change Control process described in the Addendum, SECTION 1.6, CHANGE CONTROL PROCESS, including mutual written agreement between the parties prior to changing the SOW. Upon request and prior written agreement between the parties regarding the terms, Lucent will work with third party vendors to integrate changes to the Communications Software Products offered herein. Lucent makes no representation or warranty that such change or the Communications Software Products will work with any third party vendor items unless the same is expressly set forth in this SOW.

If Lucent accepts a change to this SOW which requires Lucent Products to inter-work with systems supplied by a third party, prior to changing this SOW and implementing such change, ALLEGIANCE will obtain the written approval from the affected third party and satisfy any requirements of such third-party.


DESCRIPTION

In consideration of the payment by ALLEGIANCE of the license and other fees described in the Contract, Lucent shall provide to ALLEGIANCE, in accordance with SECTION 11.4, "Deployment Milestones," of this SOW: CONNECTVU-ATP ("ATP"). In addition, Lucent will provide project management services necessary to install the ATP as described in SECTION 11.2, "Installation," of this SOW. Milestones, the parties' responsibilities for each milestone, and the milestone dependencies are described in SECTION 11.4, "Deployment Milestones" of this SOW. Lucent will also conduct the acceptance test plan as described in SECTION 11.3, hereof.


FUNCTIONAL ARCHITECTURE

In consideration of the payment of the license fees set forth in the Contract, Lucent will deliver ATP Release 4.0 in accordance with the milestones in SECTION 11.4, "Deployment Milestones" of this SOW.

The features of the CONNECTVU-ATP product (Release 4.0) listed in the following table are included in the pricing in the Contract unless explicitly noted otherwise.


--------------- -------------------------------------------------- --------------------------------------------------
REF. NO.                         FUNCTION                                           COMMENTS
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.1          Support for 5ESS generic 5E12 and DMS100 generic   ATP Release 4.0
                NA007.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.2          Support of mechanized switch provisioning for      A complete list of views/tables will be
                Infrastructure Recent Change/Verify.               delivered under a separate cover.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.3          Support of mechanized switch provisioning for      A complete list of views/tables will be
--------------- -------------------------------------------------- --------------------------------------------------








       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY


--------------- -------------------------------------------------- --------------------------------------------------
REF. NO.                         FUNCTION                                           COMMENTS
--------------- -------------------------------------------------- --------------------------------------------------
                Line-Side Recent Change/Verify.                    delivered under a separate cover.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.4          Switch coupler to create and maintain an mirror    ALLEGIANCE must purchase appropriate
                time updates to the ATP shadow database whenever   Echo-Back image of the switch database by
                changes are made to the switch database.           providing real feature support from NORTEL.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.5          Real time provisioning of switch Recent
                Change/Verify.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.6          Power tools for rapid creation of multiple
                Recent Change/Verify across switch network.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.7          Textual and Graphical User interface.              Executing ATP GUI in a PC environment requires
                                                                   sufficient bandwidth and PC capacity to achieve
                                                                   acceptable performance levels.  Lucent will
                                                                   provide an initial consultation to ALLEGIANCE if
                                                                   required.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.8          Report generation.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.9          User Defined templates for switch
                standardization.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.10         Intelligent and Vendor defaults allow data entry shortcuts.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.11         Security features including: user and password
                authentication, login groups with various
                degrees of access
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.12         Support Year 2000                                  Requires appropriate third-party software year
                                                                   2000 compliance.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.13         Separate audit channel to maintain integrity of    Available for Lucent's TNM and BELLCORE's NMA
                shadow database.                                   systems.  Integration into any other
                                                                   surveillance system is not included in the RTU
                                                                   fee for this offer.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.14         Support for LNP                                    5ESS:  9.36 view, DMS - four (4) tables:
                                                                   HOMELRN, FNPA7DIG, QORCAUSE, and PORTNUMS.
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.15         Support for DNU-S                                  5ESS - five (5) views:  19.13, 19.14, 20.12,
                                                                    20.24, 20.25
--------------- -------------------------------------------------- --------------------------------------------------
ATP1.16         Support the creation of a virtual standard         CONNECTVU-ATP provides a rich repertoire of
                switch for reference.                              power tools that facilitate the construction of
                                                                   a virtual switch, and that can be used to copy
                                                                   translations from this switch to other switches.
                                                                   For example the XCOPY feature can be used to
                                                                   query a set of translations from the virtual
                                                                   switch and to create a translations order of
                                                                   insert RCs in a new switch, based on the
                                                                   queried translations from the virtual switch.
--------------- -------------------------------------------------- --------------------------------------------------

       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

OPTIONAL FEATURES AND AVAILABILITY

The following additional features will be made optionally available to ALLEGIANCE to purchase, at their General Availability (GA) date:


-------------------------------------- ---------------------------------------
               FEATURE                              AVAILABILITY
-------------------------------------- ---------------------------------------
Task Tool-Kit which includes:          Targeted date - December 1998
  o   Dynamic Task Builder
  o   Task Execution Engine
  o   Task Execution via Java GUI
-------------------------------------- ---------------------------------------
DataKit Elimination                    Targeted date - December 1998
-------------------------------------- ---------------------------------------


CONNECTIVITY REQUIREMENTS

ALLEGIANCE is required to procure the products and materials required for DataKit(R) and switching connectivity between the ATP Central and each of the switches.

ALLEGIANCE at its sole cost and expense is responsible for providing 10Kbps LAN connectivity, per instance of ATP Central to Front-End Processor connectivity, as well as between the Front-End Processor and the PCs, in accordance with the CONNECTVU-ATP Planning Guide.


HARDWARE ARCHITECTURE

This architecture is based on an initial sizing estimates from ALLEGIANCE. It addresses the production environment for Lucent's systems taking advantage of "off the shelf" configuration. The standard hardware configuration for ALLEGIANCE is three 1.6 M bay arrangement. Changes in hardware configuration may result in additional service changes to ALLEGIANCE for certification of non-standard hardware configuration. In addition, Lucent requires ALLEGIANCE to sign a waiver limiting Lucent's liability due to changes made to the standard configuration by ALLEGIANCE.

Due to specialized high availability requirements for ATP, the ATP Server is being deployed in its duplex processor configuration.

ATP utilizes a flexible distributed architecture. The ATP systems consists of two major processing systems:

ATP Central
ATP Front Ends

The Central processor that manages the communication and Central database functions consists of a high availability (primary/backup processors) Hewlett-Packard configuration with high bandwidth DAT backup. The ATP Front-End processor consists of a SUN server for work flow management and PC-based X-terminals interconnected via a TCP/IP LAN. The architecture is scaleable and allows for very flexible work center access.



       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

The Central is provided in a duplex mode for reliability. One processor is the active system and the other processor is a back-up system. The back-up processor's primary role is to provide redundancy in the event the active processor is not available.

The operations center hardware for the ATP Central is based on a Hewlett Packard duplex configuration. ATP offers a standard K420 configuration the with duplex processor consists of the following components.


--------------------- -------------------------------------------------------------------------------
                      ATP CENTRAL CONFIGURATION
--------------------- -------------------------------------------------------------------------------
PROCESSOR             Duplex HP K420 Servers with 4 120 Mhz processors
                      each, equipped with CD ROM and DAT Tape for SW load
--------------------- -------------------------------------------------------------------------------
MEMORY                1.5 Gb memory
--------------------- -------------------------------------------------------------------------------
NETWORK CARDS         10BaseT/100BaseT Ethernet card
                      DataKit Z7126A, Z7127A and associated driver software
--------------------- -------------------------------------------------------------------------------
DISKS (APPLICATION    2 External Disk cabinets
DATABASE)             4GB Boot Disk (8G total)
                      64  Mirrored Disks (128G total)
--------------------- -------------------------------------------------------------------------------
PERIPHERALS           4 FWD SCSI-2 Cards each 3 SE SCSI-2 Cards each
                      9-track tape for switch load 6 external 12G DATs, DB
                      backup
--------------------- -------------------------------------------------------------------------------


ATP FRONT ENDS

The ATP Front End provides an interface between the Central and the work-centers. A duplexed Front End configuration is offered for reliability. Both units are active and share the processing tasks. In the event of a failure of one of the Front End units, all of the tasks can be directed to a single unit. The ATP user display is a motif-based X-window graphical user interface. This display are remoted via X11 protocol onto an X-server running on a local user PC desktop.

The ATP Front End hardware consists of a SUN UltraSPARCII pair, each equipped with the following:

--------------------- --------------------------------------------------------------------------
                      ATP FRONT-END CONFIGURATION
--------------------- --------------------------------------------------------------------------
PROCESSOR             SUN UltraSPARCII Model  1300 with one 300Mhz processor
--------------------- --------------------------------------------------------------------------
MEMORY                128 Mb Expansion (2X32 Mb DIMMS)
--------------------- --------------------------------------------------------------------------
NETWORK CARDS         10Base T/100BaseT Ethernet card
--------------------- --------------------------------------------------------------------------
DISKS                 2 @ Internal 4.2 GB 7200 RPM SCSI disk drive
--------------------- --------------------------------------------------------------------------
INTERNAL              Turbo Graphics Card
--------------------- --------------------------------------------------------------------------
PERIPHERALS           12-24GB 4mm DDs-3 Tape Unipack with 68-to-68 pin SCSI cable
                      20 " Monitor
--------------------- --------------------------------------------------------------------------

OFF-SWITCH WORKSTATION (OSW)

The Off-Switch Workstation (OSW) is used to initialize the CONNECTVU-ATP 5E database.

The OSW hardware consists of a single SUN UltraSPARCII configuration as described in the following table:


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY


--------------------- --------------------------------------------------------------------------
                      ATP OSW CONFIGURATION
--------------------- --------------------------------------------------------------------------
PROCESSOR             SUN UltraSPARCII Model  1300 with one 300Mhz processor
--------------------- --------------------------------------------------------------------------
MEMORY                128 Mb Expansion (2X32 Mb DIMMS)
--------------------- --------------------------------------------------------------------------
NETWORK CARDS         10Base T/100BaseT Ethernet card
--------------------- --------------------------------------------------------------------------
DISKS                 2 @ Internal 4.2 GB 7200 RPM SCSI disk drive
--------------------- --------------------------------------------------------------------------
INTERNAL              Turbo Graphics Card
--------------------- --------------------------------------------------------------------------
PERIPHERALS           12-24GB 4mm DDs-3 Tape Unipack with 68-to-68 pin SCSI cable
                      20 " Monitor
--------------------- --------------------------------------------------------------------------


PERIPHERALS

ATP PRINTERS

   o (2) EPSON LQ-870 Dot-matrix printer or equivalent connected to the ATP console terminal for logging of installation and error messages

   o (1) HP LaserJet 6M PLUS series printers which automatically switches between postscript and PCL. The ATP Front Ends use remote postscript printing for printing screens, while the ATP Central uses remote ASCII or PCL printing for reports. The HP LaserJet 6M Plus Series printer connects via a Microplex Model M202 PLUS box to ALLEGIANCE's LAN.

USER TERMINAL AND SUPPORTING NETWORK

The ATP application will be accessible from appropriately configured desktop
PCs.

PC DESKTOP CONFIGURATION

     It is expected that the following PC configuration should suffice for Lucent application co-display:



CPU type:                                  166 MHz Pentium or greater
Operating System:                          Windows NT 4.0 Workstation or Windows95
System Memory:                             32 Meg or greater
Video Memory:                              2 Meg or greater
Monitor Resolution:                        1024x768 or greater
Monitor Size:                              17" or greater
LAN Hardware:                              10Mbps or 100Mbps TCP/IP
PC Software                                Netscape Communicator 4.0, or 4.04 with JDK 1.1 patches
                                           Hummingbird exceed 6.0



The Hummingbird exceed is required for access to ATP X-based GUI. The use of the PC for Lucent's applications coupled with simultaneous usage needs of ALLEGIANCE's existing systems accessible from the common PC, may dictate higher requirements for system CPU, memory and network. If the Task Tool-Kit feature is purchased, changes may be required to the PC configuration.



       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

DATA COMMUNICATIONS NETWORK

The Central/Server utilizes CMP-HS boards to connect to the Datakit network. The same Datakit host network, co-located with the Central/Server is utilized to connect to the telemetry network for ATP access to ALLEGIANCE switches via X.25 protocol. The Lucent Front-End/Server is interconnected via 10BaseT Ethernet network to the Central/Server. Each ATP Front-End/Server is required to be on the same LAN sub-net segment. The data network to interconnect servers and clients should be designed to minimize X11 traffic over the WAN interconnecting ALLEGIANCE's remote sites. Lucent recommends placing the ATP Front-End/Server and corresponding client PCs on a separate LAN segment, to eliminate broadcast of this X11 traffic.


SOFTWARE ARCHITECTURE

OPERATING SYSTEMS



----------------------------------------------------------------------
OPERATING SYSTEM SOFTWARE - ATP CENTRAL
----------------------------------------------------------------------
HP UX 10.20
----------------------------------------------------------------------
Lucent One OS/BaseWorX 6.2 Platform
----------------------------------------------------------------------
HP MirrorDisk/UX
----------------------------------------------------------------------

----------------------------------------------------------------------
OPERATING SYSTEM SOFTWARE - ATP FRONT END
----------------------------------------------------------------------
Sun Solaris 2.5.1 11/97
----------------------------------------------------------------------

DATABASE

----------------------------------------------------------------------
DATABASE  SOFTWARE - ATP CENTRAL
----------------------------------------------------------------------
Informix Online DS-Dev /User License 7.23UC4
----------------------------------------------------------------------
Informix SQL Runtime 6.05.UD2
----------------------------------------------------------------------
Informix 4GL Runtime 6.05.UC1
----------------------------------------------------------------------

THIRD-PARTY SOFTWARE AND LICENSES

The ATP application third party software is packaged with the ATP application.

1. ALLEGIANCE may choose to purchase licenses for this third-party software directly from the vendor or through Lucent. If purchased directly through the vendor, ALLEGIANCE will be responsible for supplying appropriate keys to Lucent during the ATP installation. ALLEGIANCE is also responsible for obtaining licenses for upgrades to future versions of the operating systems should subsequent ATP releases require OS upgrades. Per the Lucent Communications Software, Third-Party Hardware and Software Distribution Policy published 2/20/98, if ALLEGIANCE purchases or leases this software (e.g., Informix, Solaris) directly from the suppliers, Lucent needs from ALLEGIANCE, a letter on each of the supplier(s) letterhead, stating:

     o    number of user licenses purchased

     o    confirming that software maintenance has been purchased

     o authorizing Lucent to deliver patches, fixes, etc. on behalf of the supplier.


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY


-------------------------------------------------------------------   ----------------------------------   --------------------
SOFTWARE                                                              QUANTITY                             SUPPLIED BY
-------------------------------------------------------------------   ----------------------------------   --------------------
HP UX 10.20 - Primary (Unlimited)                                     one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
HP UX 10.20 - Backup (2 Users)                                        one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
Informix Online DS-Dev /User License 7.23UC4 (64 users)               one (1) copy (license) ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------

Informix Online DS-Dev /User License 7.23UC4 Assurance                one (1) copy (license) ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------

HP MirrorDisk/UX                                                      one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
Informix SQL Runtime 6.05.UD2                                         one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
Informix SQL Runtime 6.05.UD2 Assurance                               one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
Informix 4GL Runtime 6.05.UC1                                         one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
Informix 4GL Runtime 6.05.UC1 Assurance                               one (1) copy                         ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------
Lucent OneOS/BaseWorX 6.2 Platform                                    one (1) copy                         Lucent
-------------------------------------------------------------------   ----------------------------------   --------------------
Sun Solaris 2.5.1 11/97                                               three (3) copies                     ALLEGIANCE
-------------------------------------------------------------------   ----------------------------------   --------------------

SYSTEM PERFORMANCE

CAPACITIES, LIMITS AND RESTRICTIONS
The factors listed below determine the CONNECTVU-ATP Central processor application capacity:

  o  Number of Switches
  o  Switch Technology mix
  o  Number of Lines
  o  Number of Trunks
  o  RC change activity (number of changes per line/trunk per year)
  o  Number of Rate Centers supported per switch Number of Views/Tables shadowed

The ATP Central processor will be configured to accommodate the initial ALLEGIANCE configuration based upon the following guidelines. If these guidelines are exceeded, ALLEGIANCE may not experience an acceptable level of capacity and performance, and may be required to purchase additional hardware to achieve an acceptable level of capacity:

  o   Up to five (5) switches
  o   Line and Infrastructure views shadowed (initial set offered)
  o   Combined total of 250,000 lines and trunks
  o   Average of five (5) changes per line per year
  o   60 days history saved
  o   Up to 24 rate centers per switch
  o 99 simultaneous active users (one user is equivalent to one open window to one switch, the user is considered active if they are sending or receiving information from the switch)

The CONNECTVU-ATP Front End Processor (FEP) optimal performance is limited by the number of workstations connected to the System. An X-terminal is defined as a X-Station or a PC running X-terminal emulation (i.e., Hummingbird exceed 6.0). Each ATP Front-End pair can support up to 40 workstations (due to CPU limitation). Any combination of workstation and X-terminals can be connected to the FEP as long as the workstation equivalent is less than or is equal to 40. The CONNECTVU-ATP will function as warranted only within these assumptions.


       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

---------------------------------------------------------
                    CONVERSION TABLE
---------------------------------------------------------
---------------------------------------------------------
one (1) workstation = one (1) workstation equivalent
---------------------------------------------------------
---------------------------------------------------------
 one (1) X-terminal  = 1.6 workstations
---------------------------------------------------------
---------------------------------------------------------
   0.625 X-terminals = 1 workstation
---------------------------------------------------------


PROJECT MANAGEMENT

PROJECT MANAGEMENT ACTIVITIES AND REQUIREMENTS

Lucent will provide project management activities as described below:

o Lucent will establish and lead a joint Lucent/ALLEGIANCE Management and Implementation Team.

     The team is composed of authorized representatives from each party who are considered subject matter experts in the current and future CONNECTVU-ATP functionality. Membership may also include ordering personnel for hardware and facilities, and training, operations and maintenance personnel. The parties project managers will co-chair this team. Their respective roles are to set goals, review results and make major project decisions in a timely manner. The co-chairs will deal with the specifics of the product implementation such as detailing all tasks, developing schedules, assigning personnel, reporting to the aforementioned Management Team on status and controlling the implementation process. The recommended meeting interval will be determined by the time frame of this implementation.

o Lucent Project Management will develop and update a project plan during the installation and implementation of the Products and Software provided in this SOW consistent with ALLEGIANCE goals with respect to their overall program plan and the joint effort of Lucent/ALLEGIANCE. The plan will include the necessary hardware and communication needs for the Central processors and workstations/PCs. Lucent will also incorporate training needs into this plan.

o The Lucent project manager will use information provided by ALLEGIANCE to determine host and work-center requirements, high level location and communication requirements, and the parties' respective responsibilities for meeting these requirements.

     ALLEGIANCE will provide detailed engineering including, but not limited to, such tasks as specifying developing detailed work-center floor plan layouts, power engineering, modem locations, cable runs, switch I/O slot assignments, needed to fully implement the CONNECTVU-ATP configuration.

     ALLEGIANCE will provide suitable office facilities, such as a desk, a chair, telephone, personal computer, multiple analog telephone lines, and access to a photocopier and facsimile, which are necessary for Lucent's performance of project management activities cited herein.



       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

Lucent will facilitate project level communication via regularly scheduled meetings.

Periodic joint Work Breakdown Structure (WBS) reviews will be held to mark progress against the deployment plan and identify jeopardy situations.

METHODOLOGY AND TOOLS

The project management teams will apply modern project management methods and tools in the management of the ALLEGIANCE project, including the generation of the Work Breakdown Structure (WBS).

To guide the implementation activities and to ensure completeness, Lucent will develop a detailed WBS, following formal and informal meetings held with Lucent and ALLEGIANCE subject matter experts, to identify all project tasks. The WBS will show the tasks which must be completed to insure that a thorough and complete job has been done through every project phase. The WBS also includes itemized activity lists with the name(s) of the person responsible and when the activity must be completed. Actual completion dates and jeopardy situations are also noted. Finally, the WBS identifies critical project milestones, and is the basis for 1) the Deployment Milestones shown in SECTION 11.4, and 2) the detailed project plan, which includes task duration's and intervals.

Lucent will develop the appropriate detailed project plans and Critical Path Method (CPM) schedules during the implementation of this SOW.


INITIAL SWITCH CONNECTIVITY PLAN

A connectivity plan for the first switch (switch to be selected jointly by Lucent and ALLEGIANCE) will be developed jointly with ALLEGIANCE in accordance with the time frame set forth in SECTION 11.4, "Deployment Milestones". The initial switch connectivity plan will be dependent on the deployment and availability of data networking between CONNECTVU-ATP and the selected switch.

The parties must complete the switch connectivity plan prior to ensuring that the CONNECTVU-ATP system is able to send and receive Recent Change/Verify information to and from the selected switch. ALLEGIANCE is responsible for setting up the CONNECTVU-ATP software to communicate with all subsequent switches.


DOCUMENTATION

Documentation to be provided for the CONNECTVU-ATP Software is limited to one
(1) hard copy, paper set of Related Documentation on ATP. Updates of such Related Documentation will be delivered in the form of new pages, Section, or entire documents depending on the magnitude of the update during the warranty period. Subsequent updates shall be subject to any future software maintenance contract between the parties. The list and description of CONNECTVU-Automated Translations and Provisioning (ATP) documents is provided below in accordance with SECTION 11.4, "Deployment Milestones".




        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

CONNECTVU-ATP End User Job Aid (190-216-200)

This document serves as a quick reference guide for end users. It contains tasks pertinent to the CONNECTVU-ATP environment, as well as the SUN workstation environment. It guides users through logging on, navigating within CONNECTVU-ATP, how to transmittal sheets, how to use the query feature, how to create orders, and how to fix orders. This aid is used in conjunction with the OS0505 course.

CONNECTVU -ATP Planning Guide (190-216-201)

This document is a reference guide for system level planners and as a reference document for the Lucent account representatives. Supporting documentation and drawings are listed.

CONNECTVU -ATP System Administration Job Aid (190-216-202)

This document serves as a quick reference guide for system administrators. It instructs how to add and delete a switch, log in to the CONNECTVU-ATP Front End and Central, update NIS+ tables, send broadcast messages, become a Super-user, check link connectivity, check disk space, connect to a Recent Change & Echo Back link, perform backups of the Front End and Central, reboot workstations & Front End processors, and add and delete users. This aid is used in conjunction with the OS0504 course.

CONNECTVU -ATP Operations Administration Job Aid (190-216-203)

This document serves as a quick reference guide for operations administrators. All the procedures found in this document have been condensed to supply a quick reference for those users who have experience running these procedures. Fully detailed procedures can be found in the CONNECTVU-ATP Operations Training Guide. This aid is used in conjunction with the OS0506 course.

CONNECTVU -ATP Procedures - Switch (190-216-204)

This document serves as a guide for installation procedures, as well as integration and growth of the CONNECTVU-ATP Recent Change link & ECHO Back link. In addition, it contains 5ESS Switch & DMS-100 switch dump procedures.

CONNECTVU -ATP Troubleshooting Guide (190-216-205)

This Trouble Shooting guide is used to assist the system administrator in recognizing errors and providing some general guidelines on how to recover from the errors. A special Section is dedicated to the CONNECTVU-ATP to 5ESS Switch interface. This interface consists of CONNECTVU, DataKit(R) VCS, Data Sets, facilities special cables, UN582/TN75C circuit boards and the 5ESS I/O channels.

CONNECTVU -ATP End User Student Guide (190-216-220)

This document serves as a student training guide, as well as a CONNECTVU-ATP user guide. It describes the role of the various users of the system and how the different work groups interact. It lists the benefits and features of CONNECTVU-ATP and presents a high level view of the system topology.





        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

CONNECTVU -ATP System Administration Student Guide (190-216-221)

This document serves as a student training guide, as well as a CONNECTVU-ATP user guide. It describes the CONNECTVU-ATP system purpose and features, describes the major CONNECTVU-ATP system users, teaches the three (3) major computer systems associated with CONNECTVU-ATP and defines the major software elements.

CONNECTVU -ATP Operations Administration Student Guide (190-216-222).

This document serves as a student training guide for CONNECTVU-ATP Central processor operation and administration. It describes the system hardware components, and hardware and software configuration. The shadow database concept is discussed long with the ATP database operations including: loading 5ESS and DMS switches into the database, archiving data, and database synchronization using surveillance system data. The course discusses routine responsibilities of the system administrator along with system fail-over, backup, recovery and software upgrades.

CONNECTVU-ATP TRAINING

Lucent will provide ALLEGIANCE the following training at no additional cost to ALLEGIANCE for CONNECTVU-ATP:

  o   End User (OS0505), one (1) session, maximum ten (10) students.

  o System Administration (OS0504), one (1) session, maximum ten (10) students.

  o Operations Administration (OS0506), one (1) session, maximum ten (10) students.

The training will be available to ALLEGIANCE until 12/31/98.

ALLEGIANCE is responsible for providing classrooms and all materials described in the following course descriptions.

CONNECTVU-ATP END USER (OS0505)

This course describes the role of the various users of the system and how the different work groups interact. It lists the benefits and features of CONNECTVU-ATP, presents a high-level view of the system topology, helps the user navigate through the system, do queries and reports, call up various switch views, describe how to use templates, enter or change specific data and schedule events.

This course also describes how to manage work flows, explains how the order summary feature and reference feature is accessed, generate reports, identifies power tools, describes the concept of shadow databasing and its advantages in the Recent Change process.

In addition, this course will teach the performance of multiple tasks across multiple switches simultaneously, how to create reservations for certain Recent Change/Verify in an order, how to create/modify/fix/cancel/uncancel and schedule Recent Change/Verify, and how to use linked scenarios to automate the workflow.

Duration: three (3) days, maximum of ten (10) students.

Prerequisites: Workstation experience, Translations experience is helpful.


        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

Key topics:

  o   Feature review
  o   Database synchronization
  o   Use of the workstation
  o   Getting started using CONNECTVU-ATP
  o   Using the transmittal sheet for work flow management
  o   Creating and managing orders Creating reports
  o   Use of the order summaries
  o   Using the linked views
  o   Use of the power tools

Media: This training will be conducted using the customer's (ALLEGIANCE) CONNECTVU-ATP system.

Equipment required for suit-casing: In addition to the active system to be provided by ALLEGIANCE, ALLEGIANCE shall provide a vu-graph machine and a PC for the instructor and each student which is connected to CONNECTVU-ATP system and TCP/IP access to CONNECTVU-ATP system.

Training Location: Customer site.

CONNECTVU-ATP SYSTEM ADMINISTRATION (OS0504)

This course teaches the three (3) major computer systems (Central, Front-End and OSW) associated with CONNECTVU-ATP, defines the major software elements and describes the shadow database concept and synchronization. It also teaches database and data flow, gives the responsibilities required of a system administrator, how to perform daily/weekly/monthly tasks by the system administrator, explains procedures to contact support of the CONNECTVU-ATP system, and performs administration for the user, for switch information, and Recent Change/Echo Back Links information.

Duration: 2 and 1/2 days, maximum of ten (10) students.

Prerequisites: UNIX system administration experience. HPUX/SOLARIS/NIS+ experience is helpful.

Key Topics:

 o    Total system configuration
 o    System administrator role
 o    System hardware descriptions
 o    System software descriptions
 o    Database and data flows
 o    Task descriptions
 o    Routine task procedures such as backups, checking status
 o    Emergency task procedures such as restarting the system
 o    As-required task procedures such as password security
 o    Software updates



       LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

Media: This training will be conducted using the Customer's (ALLEGIANCE) CONNECTVU-ATP system.

Equipment required for Suit-casing: In addition to the active system to be provided by ALLEGIANCE, ALLEGIANCE shall provide a vu-graph machine, and it is recommended that a SUN workstation be provided for the instructor and a PC connected to CONNECTVU-ATP system be provided for each student, and TCP/IP access to CONNECTVU-ATP system.

Training Location: Customer site.

CONNECTVU-ATP OPERATIONS ADMINISTRATION (OS0506)

This course covers CONNECTVU-ATP Central processor operation and administration. System hardware components and hardware and software configuration are described. The shadow database concept is discussed long with the ATP database operations including: loading 5ESS and DMS switches into the database, archiving data, and database synchronization using surveillance system data. The course discusses routine responsibilities of the system administrator along with system fail-over, backup, recovery and software upgrades.

Duration: 1 - 2 days, maximum of ten (10) students.

Prerequisites: SUN workstation experience and Basic UNIX system experience.

Key Topics:

 o    System configuration
 o    Operations administrator roles
 o    CONNECTVU-ATP Central configuration
 o    Software configuration
 o    System operating levels
 o    Application start-up and shut-down
 o    UNIX system level commands
 o    Peripheral addressing
 o    BUS layout
 o    Disk drives
 o    DAT drives
 o    Disk Mirroring
 o    Back-ups
 o    Recovery
 o    Database loads
 o    Software updates
 o    Call-out procedures

Media: This training will be conducted using the Customer's (ALLEGIANCE) CONNECTVU-ATP system.

Equipment required for suit-casing: In addition to the active system to be provided by ALLEGIANCE, ALLEGIANCE shall provide a vu-graph machine, and it is recommended that a SUN workstation for the




        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY instructor and a PC connected to CONNECTVU-ATP system be provided for each student, and TCP/IP access to CONNECTVU-ATP system.

Training Location: Customer site.


DEPLOYMENT

DELIVERY

Lucent will deliver CONNECTVU-ATP software and documentation to a single location designated by ALLEGIANCE.

INSTALLATION

The ATP application installation will commence upon completion of HP installation and DataKit installation and provisioning in accordance with CONNECTVU-ATP certified specifications. Lucent will provide the ATP's certified network configurations. ALLEGIANCE is responsible for the implementation of the physical network architecture in compliance with CONNECTVU-ATP's network configuration.

ALLEGIANCE is responsible for connecting to appropriate communications networks, both LAN/WAN and switch connectivity networks. CONNECTVU-ATP installation, testing and turn up will be a joint Lucent and ALLEGIANCE responsibility.

Communications hardware and software, including DataKit and LAN/WAN configurations, communication links, local wiring, powering, cabinet placement, floor tile cutting, and connecting of equipment services are not included in this SOW. ALLEGIANCE will perform these services or purchase these services from Lucent independent of this SOW.

ALLEGIANCE is responsible for ensuring the switch software has the appropriate features and is at the appropriate release and patch level. ALLEGIANCE is also responsible for performing switch connectivity growth procedures necessary for establishing communications to the CONNECTVU-ATP.

CENTRAL/SERVERS AND WORKSTATIONS/PC(S)

CONNECTVU-ATP Central/Servers and their system consoles will be delivered and installed at the final equipment location. ALLEGIANCE is responsible for the installation of third-party vendor products provided in this SOW as follows:

 o    Hewlett-Packard ("HP")
      ALLEGIANCE will make arrangements for installation of the HP equipment. Typical activities required are:

        o   Pre-installation site visit

        o Moving the equipment to the appropriate floor locations. (It should be noted that ALLEGIANCE will receive the equipment at its shipping dock and move the crates to the final floor location. HP will not transport the crates between floors or over long distances. The HP activity only includes pushing the cabinets after uncrating to the line-up position.)



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

        o   Uncrating of the equipment
        o   Mounting and cabling all units within the cabinets
        o Assuring the configuration meets the general requirements of this SOW
        o   Applying power
        o   Loading the operating system software
        o Installing and executing a series of diagnostic tests to verify all of the equipment is performing as expected
        o   Formatting and verifying all of the disk units
        o   Providing one (1) set of HP documentation

Once the HP installation is complete, Lucent will perform the following Software installation tasks described in SECTION 11.2.3, "Communications Software On Host" in this SOW.

        o   SUN Equipment
            ALLEGIANCE is responsible for the installation of all SUN equipment. Lucent will visit the ALLEGIANCE site and perform the tasks described in SECTION 11.2.4, "Communications Software on Front-End/Servers", once the SUN workstations are on site and necessary network connectivity is established.

SWITCH EQUIPMENT

As an option, Lucent will assist ALLEGIANCE in planning the activities associated with obtaining the necessary equipment to connect the switches to CONNECTVU-ATP. The resulting project plan will include these associated activities.

ALLEGIANCE is responsible for switch site surveys resulting in a detailed listing of equipment for all of the 5ESS switches and DMS switches. This detailed listing will include information on cable lengths, modem locations, circuit information, and available I/O slots to mount circuit boards. ALLEGIANCE will place and track all orders for such equipment. Optionally, ALLEGIANCE may contract with LUCENT to provide these services for the 5ESS.

COMMUNICATIONS SOFTWARE ON HOST

Lucent will install and configure all of the CONNECTVU-ATP software on the host machine, including the application software and any associated third-party software.
Lucent will:
  o Review the configuration as installed to assure all the Lucent specifications have been met as required by the Lucent warranty. If problems are encountered, ALLEGIANCE will have the problem corrected.
  o   Load all of the software required by Lucent
  o   Verify communications and operations with the DataKit CPM-HS boards.
  o   Verify normal OA&M operations such as:
      o    Fail-over
      o    Database Back-up
      o    Database Recovery
      o    Disk Mirroring
      o    System boot and shutdown


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

 o Update the site dependent files within the application software with such information as system names, DataKit dial-strings, LAN addresses, CRON schedules, and local node DataKit database objects necessary to establish commkit/CPM-HS data communications.

COMMUNICATIONS SOFTWARE ON FRONT-END/SERVERS

Lucent will perform the following activities as part of the workcenter deployment service. (Application-specific task detail will be described in the Lucent project plan.)

 o    Configure the databases
 o Load the standard FE/Server software, including the standard operating system and application.
 o Verify operations of work-center equipment, including FE/Server PCs, printers, and consoles. This will be done by utilizing the application software. Lucent will assist in the isolation of any faulty component, such as the FE/Server, PC, printer, hub, cable or router attached to the System.

Lucent will assist ALLEGIANCE in developing configuration parameters to provide PC access to the ATP application. ALLEGIANCE is responsible for implementing PC configuration in their workcenters.

ACCEPTANCE TEST PLAN

CONNECTVU-ATP Functional Verification Test Plan, (hereinafter referred to as the "Acceptance Test Plan") describes the complete set of tests, needed to verify that installation of the CONNECTVU-ATP software meets the requirements of this SOW. This test plan will be provided under a separate cover.

ALLEGIANCE will be responsible for providing a suitable environment (e.g., power, air conditioning, space, network connectivity, lighting) to allow Lucent to proceed with installation and acceptance testing. After delivery of the CONNECTVU-ATP software to ALLEGIANCE, Lucent will ensure that this software is properly configured prior to acceptance by ALLEGIANCE. Lucent and ALLEGIANCE, will jointly execute the Acceptance Test Plan. CONNECTVU-ATP warranty begins upon successful completion, and joint sign-off (Lucent/ALLEGIANCE) of the Acceptance Test Plan.

DEPLOYMENT MILESTONES

Lucent and ALLEGIANCE will jointly develop the Work Breakdown Structure (WBS) to be delivered under a separate cover.



        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

                                    EXHIBIT B

          PRICING OF CONNECTVU-AUTOMATED TRANSLATIONS AND PROVISIONING
                                 (CONNECTVU-ATP)
                                       FOR
                             ALLEGIANCE TELECOM INC.


---------------------------------------------- ----------------- -------------------------------------------------------
                    ITEM                            PRICE                          FEATURES INCLUDED
---------------------------------------------- ----------------- -------------------------------------------------------
CONNECTVU-ATP Software License Fee (for        $575,000            o   Shadow Database for Infrastructure and
first 5 switches, up to 50,000 lines per                               Line-side Provisioning
switch), 5ESS or DMS-100/200 switch support                        o   Switch Coupler
                                                                   o   Switch Translations via ATP GUI
---------------------------------------------- ----------------- -------------------------------------------------------
CONNECTVU-ATP Task Toolkit License Fee (for    $250,000(1)         Task Toolkit which includes:
first 5 switches, up to 50,000 lines per                           o   Dynamic Task Builder
switch), 5ESS or DMS-100/200 switch support                        o   Task Execution Engine
                                                                   o   Task Execution via Java GUI
---------------------------------------------- ----------------- -------------------------------------------------------
3rd Party Hardware                             $430,000(2)         HP K420 Duplex Configuration, SUN UltraSparc FEP
                                                                   Duplex, SUN UltraSparc OSW
---------------------------------------------- ----------------- -------------------------------------------------------
3rd Party Software                             $150,000(3)         HP UNIX 10.20, Informix 7.23, Solaris 2.5.1
---------------------------------------------- ----------------- -------------------------------------------------------
Implementation and Deployment Services         $150,000            o   Data center & Work center Planning
                                                                   o   Hardware Design, Configuration & Certification
                                                                   o   Switch Connectivity Certification for the first
                                                                       switch
                                                                   o   Deployment of the Task Toolkit Upgrade
---------------------------------------------- ----------------- -------------------------------------------------------


--------

1 This price does not include TN/OE Assignment Module and assumes Allegiance would get TN/OE functionality from Metasolv. The Task Toolkit will be delivered when this software feature is declared Generally Available, currently targeted for December 1998.

2 Price is for purchase of indicated hardware from Lucent as a VAR. [Note:
Allegiance has indicated that PCs supplied by Allegiance will be used in lieu of Sun Sparc 5 workstations. Allegiance must provide Hummingbird eXceed 6.0 software for these PCs to function with CONNECTVU-ATP.] Allegiance has indicated a preference to go directly to the hardware suppliers for purchase of this equipment. If this occurs, Allegiance must provide a letter to Lucent (on the supplier's letterhead) verifying that Allegiance has purchased the appropriate maintenance for the platform's operating system. If Allegiance does not purchase this maintenance, Lucent is legally prevented from providing patches, fixes and point releases for the platform operating system as part of our application support. 3 Price is for purchase of indicated software from Lucent as a VAR. Allegiance has indicated a preference to go directly to the software suppliers for purchase. If this occurs, Allegiance must provide a letter to Lucent from the third party software supplier (on the supplier's letterhead) verifying that Allegiance has procured the necessary licenses for the third party supplier's product. In addition, the letter must verify that Allegiance has purchased necessary maintenance for the third party software product. The letter must authorize Lucent to distribute fixes and patches for the third party software to Allegiance as appropriate. If Allegiance does not purchase this maintenance, Lucent is legally prevented from providing patches, fixes and point releases for the third party software as part of our application support.




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







ITEMS REQUIRED, BUT NOT INCLUDED:

ENGINEER FURNISH, INSTALL OF CUSTOMER PACKET NETWORK

 o    Detailed engineering ( Switches, CONNECTVU-ATP hardware)
 o    Switch connectivity hardware (switch circuit packs, modems, shelves, etc.)
 o    LAN equipment
 o Systems equipment installation (switches) Software maintenance, Hardware maintenance, Cabling, power, frame and aisle lighting, fireproofing, restorations, cross-connections,
 o    Hoisting and Hauling
 o    Transportation Charges
 o    Federal, State and Local Taxes
 o    Third party software maintenance (e.g., HP-UX, Informix, Solaris)
 o Switch Generic Synchronization (support charge for CONNECTVU-ATP to remain current with new switch generics)
 o Feature enhancements to the switch vendor's switching generic software (e.g., Lucent 5ESS(R) generics 5E11, 5E12 or Nortel DMS-100/200 generics NA004, NA007) that require upgrades to CONNECTVU-ATP shall be billed separately.
 o    Connection to the 5ESS(R) switches and provision of detailed MOPS
 o    Installation of a LAN/WAN
 o Integration and migration of Lucent Products and/or Software with Third Party Equipment and/or Third Party Software
 o Technical support of Lucent Products and/or Software with Third Party Equipment and/or Third Party Software
 o    Metasolv Interface


INCREMENTAL PRICING:

 o    Additional switch support can be provided at a price of $150K per switch.

 o The pricing includes coverage for 50,000 lines per switch. If any given switch has more than 50,000 lines, additional price will be $1 per line (beyond 50,000 lines) in increments of 10,000 lines.

TRAINING:

 o    Three initial training courses are provided with CONNECTVU-ATP:
      Operations, System Administration and End User training. One of each training course (maximum of 10 students) will be provided at Allegiance's location after hardware and all software is installed.
 o

 o One additional training course (maximum of 10 students) specific to Task Toolkit will be provided at Allegiance's location after the Task Toolkit is deployed.

OTHER ASSUMPTIONS:

 o Lucent has to certify the hardware configuration if hardware is purchased from the hardware vendor directly to guarantee working of CONNECTVU-ATP software. Lucent will provide the detailed hardware configuration to Lucent's HP, Informix and SUN account executives, who will work with their counterparts supporting Allegiance.


 o Allegiance will provide appropriate network connectivity, datakit resources and project management support.





        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

                                    EXHIBIT C

                                               [LUCENT TECHNOLOGIES
                                               BELL LABS INNOVATIONS LETTERHEAD]

--------------------------------------------------------------------------------

subject: ALLEGIANCE CONNECTVU SOLUTION -          author: M. M. MCGUIRE
         CHANGE MANAGEMENT PROCESS DEFINITION             CB  2C245
                                                          614-860-4730
                                                          MMCGUIRE@LUCENT.COM


INTRODUCTION

CHANGE MANAGEMENT PROCESS - The purpose of this memo is to document the agreed to Change Management Process to be used by the Allegiance and Lucent project management team during the planning, development, implementation and deployment of the Allegiance CONNECTVU Project. This process will be used to investigate and/or approve requests for changes in scope identified by Allegiance and Lucent project team members.

REVISION HISTORY


------------ ------------------------- -------------------------------------------------------- -----------------------
VERSION      DATE                      REASON FOR CHANGE                                        CHANGED BY
------------ ------------------------- -------------------------------------------------------- -----------------------
0.1          February 9, 1998          Initial draft                                            M.M. McGuire
------------ ------------------------- -------------------------------------------------------- -----------------------
1.0                                    Version 1.0 for approval                                 M.M. McGuire
------------ ------------------------- -------------------------------------------------------- -----------------------


PROCESS DESCRIPTION

This process is used to document and approve or reject, changes to the scope of this project. This process will be used for changes to the Statement of Work
(SOW), for changes to interface or requirements specification, or for any changes to the baselined project plan that would significantly impact the schedule or require additional resources to implement. Either Allegiance or Lucent can propose changes. The change request must be submitted in writing via the Change Request Form (see Attachment 1). This proposal should contain a justification for the change request. If the party receiving the request requires additional information, it shall request such information within 48 business hours of receiving the proposed change. The party who initiated the change shall respond to the request for additional information within 48 business hours of the request for additional information. The receiving party will respond to the change request within six business days of receipt of the proposed change.

Allegiance and Lucent will consult together within ten working days after the response to the proposal is received by the initiator, in order to reach agreement on the proposed change. Once agreement is reached the change can be implemented.


        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

The completed Change Request Form and all supporting documentation related to the approval or rejection of the change request will be maintained under the Document Control Process.

PROCESS INPUTS

CHANGE REQUEST FORM - THE INITIATOR OF THE CHANGE REQUEST, MUST FILL IN PART 1 AND AS MUCH OF PART 2 AS POSSIBLE IN ORDER TO INITIATE THE CHANGE REQUEST.

PROCESS OUTPUTS

ISSUES LIST - THE COMPLETED CHANGE REQUEST FORM IS AN OUTPUT OF THE PROCESS. THE RESULT CAN BE AN CHANGE REQUEST THAT IS APPROVED OR REJECTED.

ATTACHMENT

COPY CHANGE REQUEST FORM - THE ATTACHMENT IS AN EXAMPLE OF THE CHANGE REQUEST FORM. THIS FORM WILL BE USED TO DOCUMENT ALL CHANGE REQUESTS THAT ARE PUT THROUGH THE CHANGE MANAGEMENT PROCESS.

APPROVALS
Allegiance Approval Signature:
                              --------------------------------------------
                                                                          date

Lucent Approval Signature:
                          ------------------------------------------------
                                                                          date




        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

                                  ATTACHMENT 1

                    ALLEGIANCE-LUCENT PROJECT CHANGE REQUEST



PART 1 - IDENTIFICATION (FILLED IN BY INITIATOR)      (SHADED PART FILLED IN BY LUCENT PM)
------------------ -------------------------------- -------------------------------- -----------------------
Initiated Date                                      LOG #
------------------ -------------------------------- -------------------------------- -----------------------
Initiated By                                        Date Rec'd by Lucent PM
------------------ -------------------------------- -------------------------------- -----------------------
Phone/Fax                                           Date Rec'd by Allegiance PM
------------------ -------------------------------- -------------------------------- -----------------------
email                                               Target Approval Date
------------------ -------------------------------- -------------------------------- -----------------------

------------------ -------------------------------- -------------------------------- -----------------------
Affected WBS                                        Owner Name
                   -------------------------------- -------------------------------- -----------------------
Elements                                            Phone/Fax
                   -------------------------------- -------------------------------- -----------------------
                                                    email
------------------ -------------------------------- -------------------------------- -----------------------



PART 2 - PROPOSED CHANGE (FILLED IN BY INITIATOR OR PM)

-------------------------------------------------------------------------------------------------------------
SUBJECT OF PROPOSED CHANGE:
---------------------------


Description of Proposed Chg.:
-----------------------------

Justification of Proposed Chg.:
-------------------------------

Expected Impact if NOT Implemented:
-----------------------------------

                       use additional sheets as necessary

-------------------------------------------------------------------------------------------------------------





                    PART 3 - EVALUATION (FILLED IN BY OWNER)

--------------------------------------------------------------------------------
Summary Recommendation:




Description of supporting data:

Estimated Cost/Price:
Schedule Completion:
Resources Required:.
Impact/Risk:



--------------------------------------------------------------------------------



PART 4 - PM REVIEWED


-------------------------------------------------------------------------------------- ---------------------
Allegiance PM:                                                                         Date:
-------------------------------------------------------------------------------------- ---------------------
Lucent PM:                                                                             Date:
-------------------------------------------------------------------------------------- ---------------------


        LUCENT TECHNOLOGIES INC. AND ALLEGIANCE TELECOM, INC. PROPRIETARY

PART 5 - APPROVALS/REJECT SIGNATURE



-------------------------------------------------------------------------------------- ---------------------
Allegiance.                                                                            Date:
Signature:
-------------------------------------------------------------------------------------- ---------------------
Disposition:             Approved
Rejected
-------------------------------------------------------------------------------------- ---------------------
Lucent Signature:                                                                      Date:
-------------------------------------------------------------------------------------- ---------------------
Disposition:             Approved
Rejected
-------------------------------------------------------------------------------------- ---------------------